Exhibit 10.2
UNITY SOFTWARE INC.
2019 STOCK PLAN
1.ESTABLISHMENT, PURPOSE AND TERM OF PLAN.
1.1Establishment. The Unity Software Inc. 2019 Stock Plan (the “Plan”) is hereby established effective as of September 11, 2019 (the “Effective Date”), as amended March 6, 2020. The Plan is the successor to and continuation of the Unity Software Inc. 2009 Stock Plan (the “Prior Plan”). From and after the Effective Date, no additional awards may be granted under the Prior Plan. All outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.
1.2Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract and retain persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.
1.3Term of Plan. The Plan shall continue in effect until its termination by the Board; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.
2.DEFINITIONS AND CONSTRUCTION.
2.1Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)“Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Board shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.
(b)“Award” means an Option, Stock Appreciation Right (“SAR”), Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Award or Other Award granted under the Plan.
(c)“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.
(d)“Board” means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, “Board” also means such Committee(s).
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(e)“Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service between the Participant and the Company, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(f)“Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service between the Participant and the Company, the occurrence of any of the following:
(i)an Ownership Change Event or a series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(x)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(ii)the liquidation or dissolution of the Company.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive. Notwithstanding anything to the contrary in the foregoing, the following transactions shall not constitute an “Change in Control”: (1) the closing of the Company’s first public offering pursuant to an effective registration statement filed under the Securities Act or (2) any transaction the sole purpose of which is to change the state of incorporation of the Company or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g)“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder or any successor statutes, regulations or guidelines.
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(h)“Committee” means the compensation committee or other committee or subcommittee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board, or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by applicable law and in accordance with the Plan. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
(i)“Company” means Unity Software Inc., a Delaware corporation, or any successor corporation thereto.
(j)“Consultant” means a person or entity engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on, as applicable, (i) the exemption from registration provided by Rule 701 under the Securities Act, (ii) registration on a Form S-8 Registration Statement under the Securities Act (if the Company is required to file reports pursuant to Section 13 or 15(d) of the Exchange Act), or (iii) other means of compliance with the securities laws of all relevant jurisdictions.
(k)“Director” means a member of the Board.
(l)“Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options, or to the extent an Award provides for the deferral of compensation and is subject to Section 409A of the Code, within the meaning of Section 409A(a)(2)(C)(i) of the Code. For all other Awards, “Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Participating Company Group because of the sickness or injury of the Participant.
(m)“Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be.
For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(n)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
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(o)“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i)If, on such date, the Stock is listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Board, in its discretion.
(ii)If, on such date, the Stock is not listed on a national or regional securities exchange or market system, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A of the Code.
For avoidance of doubt, for tax purposes upon settlement of an Award, the Fair Market Value of the Stock may be determined using such other methodology as may be required by applicable laws or as appropriate for administrative reasons.
(p)“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(q)“Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(r)“Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(s)“Net-Exercise” means a procedure by which (i) the Company will deduct from the total number of shares of Stock for which a Participant elects to exercise an Option the largest number of whole shares of Stock that does not exceed the aggregate exercise price therefor, (ii) the Participant will pay to the Company in cash the remaining balance of such aggregate exercise price, and (iii) the Participant will be issued a whole number of shares of Stock upon such exercise determined in accordance with the following formula:
N = X*((A-B)/A), where
“N” = the number of shares of Stock (rounded down to the nearest whole number) to be issued to the Participant upon exercise of the Option;
“X” = the total number of shares with respect to which the Participant has elected to exercise the Option;
“A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and
“B” = the exercise price per share (as defined in the Participant’s Award Agreement)
(t)“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.
(u)“Officer” means any person designated by the Board as an officer of the Company.
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(v)“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(w)“Other Award” means an award based in whole or in part by reference to the Stock which is granted pursuant to the terms and conditions of Section 11.
(x)“Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(y)“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(z)“Participant” means any eligible person who has been granted one or more Awards.
(aa)“Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(bb)    “Participating Company Group” means, at any point in time, all entities collectively which are then Participating Companies.
(cc)    “Performance Award” means an award that may vest or may be earned or exercised, in whole or in part, contingent upon the attainment during a Performance Period of one or more Performance Goals and which is granted to a Participant pursuant to Section 10.
(dd)    “Performance Criteria” means one or more objective or subjective criteria either individually, alternatively or in any combination applied to the Participant, the Company, any business unit or segment, division or Participating Company, that the Board selects for purposes of establishing the Performance Goals for a Performance Period.
(ee)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units or segments, divisions, or Participating Companies, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.
(ff)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting, exercise and/or settlement of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(gg)    “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(hh)    “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.
(ii)    “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.
(jj)    “Restricted Stock Unit” or “RSU” means a right to receive a share of Stock or the equivalent thereof granted to a Participant pursuant to Section 9 and evidenced by a bookkeeping entry representing the equivalent of one share.
(kk)    “Rule 16b-3” means Rule 16b‑3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
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(ll)    “SAR” means a bookkeeping entry representing, for each share of Stock subject to such SAR, a right granted to a Participant pursuant to Section 7 of the Plan to receive payment of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price.
(mm)    “Securities Act” means the Securities Act of 1933, as amended.
(nn)    “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Board, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Board, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. Except as otherwise provided by the Board, in its discretion, the Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.
(oo)    “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.
(pp)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(qq)    “Ten Percent Stockholder” means a person who, at the time an Award is granted to such person, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
(rr)    “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company.
2.2Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.ADMINISTRATION.
3.1Administration by the Board. The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Board, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder shall be final, binding and conclusive upon all persons having an interest therein.
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3.2Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent consistent with applicable law (including but not limited to Delaware General Corporation Law Section 152 or 157(c)), the Board may, in its discretion, delegate aspects of its administrative authority under the Plan to a committee comprised of one or more Officers, including the authority to designate Employees (other than themselves) to receive one or more Awards and to determine the number of shares of Stock subject to such Awards, without further approval of the Board or the Committee. Any such grants will be subject to the terms of the Board resolutions providing for such delegation of authority.
3.3Powers of the Board. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion:
(a)to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;
(b)to determine the type of Award granted;
(c)to determine the Fair Market Value of shares of Stock or other property;
(d)to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares to be purchased pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or shares acquired pursuant thereto, (v) the time of expiration of any Award, (vi) the effect of any Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e)to approve one or more forms of Award Agreement;
(f)to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(g)to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(h)to determine whether an Award of SARs or Restricted Stock Units or a Performance Award or Other Award will be settled in shares of Stock, cash, or in any combination thereof;
(i)to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and
(j)to effect, at any time and from time to time, subject to the consent of any Participant whose Award is materially impaired by such action (as determined by the Company) by such action (i) the reduction of the exercise price of any outstanding Option or SAR under the Plan; (ii) the cancellation, surrender or exchange of any outstanding Option or SAR under the Plan and the grant in substitution therefor of cash, the same type of Award or a different Award (or combination thereof) covering the same or a different number of shares of Stock and/or other valuable consideration, as determined by the Board; or (iii) any other action that is treated as a repricing under generally accepted accounting principles. Any outstanding Incentive Stock Option that is modified or exchanged will be treated in accordance with Section 424(h) of the Code.
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4.Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b‑3, including that awards granted to Insiders shall be approved by two or more Directors who satisfy the requirements of a “non-employee director” within the meaning of Rule 16b-3(b)(3) under the Exchange Act.
5.Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.SHARES SUBJECT TO PLAN.
4.1Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be the “Share Reserve”, which number is the sum of (a) 13,000,000, plus (b) 6,831,707 shares of Stock remaining available for grant under the Prior Plan as of the Effective Date, plus (c) any Returning Shares from the Prior Plan which become available for grant under this Plan from time to time, up to a maximum of 40,083,642 Returning Shares from the Prior Plan. Subject to the foregoing, any shares of Stock subject to an outstanding Award or any portion thereof granted under the Plan or the Prior Plan will be returned to the Share Reserve and will be available for issuance in connection with subsequent Awards under this Plan to the extent such shares: (i) are subject to issuance upon exercise of an Option or SAR but cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR, (ii) are subject to Awards that are forfeited or are repurchased by the Company for the Participant’s purchase price, (iii) are subject to Awards that otherwise terminate without such shares being issued, including without limitation where the settlement of any portion of an Award is made in cash, or (iv) are used to pay the exercise price of an Award or withheld to satisfy any applicable taxes related to an Award (collectively, the “Returning Shares”) (in each case, subject to any applicable limitations of the Code in the case of Options intended to be Incentive Stock Options). Accordingly, the Share Reserve is a limitation on the number of shares of Stock that may be issued pursuant to the Plan and does not limit the granting of Awards, since the Returning Shares pursuant to this Section 4.1 may be granted subject to Awards more than once. The Share Reserve shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
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4.2Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan, including Returning Shares, and to any outstanding Awards, in the ISO Share Limit set forth in Section 5.3(a), and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Board may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Board, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the exercise price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.
5.ELIGIBILITY AND OPTION LIMITATIONS.
5.1Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.
5.2Participation in the Plan. Except as otherwise provided in Section 3.2, Awards are granted solely at the discretion of the Board. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3Incentive Stock Option Limitations.
(a)Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to Section 4.1 and adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed the maximum number of shares in the Share Reserve (the “ISO Share Limit”). The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Section 4.2.
(b)Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation. Any person who is not an Employee of the Company, a Parent Corporation or a Subsidiary Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option, subject to Section 5.3(d) below.
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(c)Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.3, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, Shares issued pursuant to each such portion shall be separately identified.
(d)Nonstatutory Stock Option and SAR Limitations. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors or Consultants who are providing Service only to a Parent Corporation unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code because the Awards are granted pursuant to a corporate transaction (such as a spin-off) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
6.STOCK OPTIONS.
Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Board shall from time to time establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
6.1Exercise Price. The exercise price for each Option shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share for an Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Sections 409A and 424(a) of the Code.
6.2Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Stockholder shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Board in the grant of an Option, any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions. For purposes of Section 6, an Option shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant, along with the aggregate exercise price.
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6.3Payment of Exercise Price.
(a)Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) if the Option is a Nonstatutory Stock Option, by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b)Limitations on Forms of Consideration.
(i)Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock or if such shares have not been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such tender or attestation.
(ii)Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
6.4Effect of Termination of Service.
(a)Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with the Award Agreement evidencing the Option. To the extent required by applicable law, vested Options shall be exercisable for a minimum period of six (6) months following termination of the Participant’s Service due to Disability or death and three (3) months following any other termination of Service (other than a termination due to Cause). Except as otherwise provided in an Award Agreement, if the Participant’s Service is terminated for Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service. Notwithstanding the foregoing, no Option shall be exercisable later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing the Option (the “Option Expiration Date”).
(b)Extension if Exercise Prevented by Law. Notwithstanding the foregoing other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 15 below, the Option shall remain exercisable until the later of (i) three (3) months after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
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6.5Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act and the General Instructions to Form S-8 Registration Statement under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.
7.STOCK APPRECIATION RIGHTS.
SARs shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
7.1Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option.
7.2Exercise Price. The exercise price for each SAR shall be established in the discretion of the Board; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.
7.3Exercisability and Term of SARs.
(a)Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Board may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Board may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(b)Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.
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7.4Exercise of SARs. Upon the exercise of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made in cash, shares of Stock, or any combination thereof as determined by the Board. Unless otherwise provided in the Award Agreement evidencing such SAR, payment shall be made in a lump sum as soon as practicable following the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, a SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant.
7.5Effect of Termination of Service. A SAR shall be exercisable after a Participant’s termination of Service to such extent and during such period as determined by the Board, in its discretion, and set forth in the Award Agreement evidencing such SAR or in another written (including electronic) agreement between the Company and the Participant.
7.6Nontransferability of SARs. SARs may not be assigned or transferred in any manner except by will or the laws of descent and distribution, and, during the lifetime of the Participant, shall be exercisable only by the Participant or the Participant’s guardian or legal representative.
8.RESTRICTED STOCK AWARDS.
Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Board shall from time to time establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
8.1Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Board shall determine, including, without limitation.
8.2Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Board in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish appropriate consideration having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
8.3Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Board, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
8.4Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
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8.5Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, as shall be established by the Board and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Board, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
8.6Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Board and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.2, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
8.7Effect of Termination of Service. Unless otherwise provided by the Board in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
8.8Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
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9.RESTRICTED STOCK UNITS.
9.1Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award covering a number of Stock that may be settled in cash, or by issuance of such Stock at a date in the future. No purchase price shall apply to an RSU settled in Stock. All grants of Restricted Stock Units will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan, and shall require that the Restricted Stock Units must expire no later than seven (7) years following the date of grant.
9.2Form and Timing of Settlement. To the extent permissible under the applicable law, the Board may permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code and any regulation or rulings promulgated thereunder. Payment may be made in the form of cash or whole shares or a combination thereof, all as the Board determines.
10.PERFORMANCE AWARDS.
10.1Types of Performance Awards. A Performance Award is an Award that may be granted, may vest or may become eligible to vest contingent upon the attainment during a Performance Period of certain Performance Goals. Performance Awards may be granted as Options, SARs, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units or Other Awards, as well as cash-based Awards.
10.2Terms of Performance Awards. Performance Awards will be based on the attainment of Performance Goals that are established by the Board for the relevant Performance Period. Prior to the grant of any Performance Award, the Board will determine and each Award Agreement shall set forth the terms of each Performance Award, including, without limitation: (a) the nature, length and starting date of any Performance Period, (b) the Performance Criteria and Performance Goals that will be used to determine the time and extent to which a Performance Award has been earned, (c) amount of any cash bonus, or the number of Shares deemed subject to a Performance Award, and (d) the effect of a termination of Participant’s Service on a Performance Award. Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and Performance Goals. A Performance Award may but need not require the Participant’s completion of a specified period of service.
10.3Determination of Achievement. The Board shall determine the extent to which a Performance Award has been earned in its sole discretion, including the manner of calculating the Performance Criteria and the measure of whether and to what degree such Performance Goals have been attained. The Board may reduce or waive any criteria with respect to a Performance Goal, or adjust a Performance Goal (or method of calculating the attainment of a Performance Goal) to take into account unanticipated events, including changes in law and accounting or tax rules, as the Board deems necessary or appropriate, or to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships. The Board may also adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals in its sole discretion, subject to any limitations contained in the Award Agreement and compliance with applicable law.
11.OTHER AWARDS.
11.1Other forms of Awards valued in whole or in part by reference to, or otherwise based on, shares of Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the shares at the time of grant) may be granted either alone or in addition to other Awards provided for in the Plan. Subject to the provisions of the Plan and applicable law, the Board may determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
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12.STANDARD FORMS OF AWARD AGREEMENTS.
12.1Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Board and as amended from time to time. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Board may approve from time to time.
12.2Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
13CHANGE IN CONTROL.
13.1Effect of Change in Control on Awards. The Board may provide for any one or more of the following in the event of a Change in Control:
(a)Accelerated Vesting. The Board may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability and/or vesting in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Board shall determine.
(b)Assumption, Continuation or Substitution of Awards. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock. For purposes of this Section, if so determined by the Board, in its discretion, an Award or any portion thereof shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to such portion of the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Award for each share of Stock to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Award prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Award except as otherwise provided in such Award Agreement.
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(c)Cash-Out of Outstanding Awards. The Board may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or portion thereof outstanding immediately prior to the Change in Control shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Board) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable amount of future payment of such consideration. In the event such determination is made by the Board, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.
13.2Federal Excise Tax Under Section 4999 of the Code.
a.Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
b.Determination by Independent Accountants. To aid the Participant in making any election called for under Section 13.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.2(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 13.2(b).
14.TAX WITHHOLDING.
14.1Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise of an Option, to make adequate provision for, the U.S. federal, state, local and non-United States taxes (including any social insurance tax), if any, required by law to be withheld by the Participating Company Group with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to an Award Agreement until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
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14.2Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or vesting of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the maximum statutory tax rate in the Participant’s applicable jurisdictions. Such withholding in shares of Stock shall be subject to approval by the Board to the extent required by applicable laws.
14.3No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by applicable law, the Company has no duty or obligation to advise any Participant as to the time or manner of exercising an Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise a Participant of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (a) agrees to not make any claim against any member of the Participating Company Group, or any of their Officers, Directors or Employees, related to tax liabilities arising from such Award or other compensation and (b) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so.
15.COMPLICANCE WITH LAW.
The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of U.S. federal, state and non-United States law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act and (c) the Company has obtained such other approvals from governmental agencies and/or has completed any registration or other qualification of such shares of Stock under any state or non-United States law that the Company determines are necessary or advisable. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
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16.AMENDMENT OR TERMINATION OF PLAN.
The Board may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.2), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Board. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Board may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan.
17.MISCELLANEOUS PROVISIONS.
17.1Repurchase Rights. Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Board in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
17.2Provision of Information. Until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, at least annually, copies of the Company’s balance sheet and income statement for the just completed fiscal year shall be made available to each Participant and purchaser of shares of Stock upon the exercise of an Award; provided, however, that this requirement shall not apply if all offers and sales of securities pursuant to the Plan comply with all applicable conditions of Rule 701 under the Securities Act. The Company shall not be required to provide such information to key persons whose duties in connection with the Company assure them access to equivalent information. The Company shall deliver to each Participant such disclosures as are required in accordance with Rule 701 under the Securities Act.
17.3Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
17.4Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.2 or another provision of the Plan.
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17.5Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
17.6Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
17.7Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.
17.8Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
17.9No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
17.10Non-United States Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to facilitate compliance with the applicable laws, accounting principles or practices of countries in which the Participating Company Group operates or has Employees or other persons eligible for Awards, the Board, in its sole discretion, shall have the power and authority to: (a) determine which Participating Companies shall be covered by the Plan, (b) determine which individuals outside the United States are eligible to participate in the Plan, (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable laws, policies, customs or practices, (d) establish sub-plans, modify exercise procedures and adopt, amend or rescind other rules, policies and/or procedures relating to the operation and administration of the Plan in jurisdictions other than the United States (including to qualify Awards for particular tax treatment under laws of jurisdictions other than the United States); provided, however, that no such sub-plans and/or modifications shall increase the Share Reserve; and (e) take any action, before or after an Award is made, that the Board determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Board may not take any actions hereunder, and no Awards shall be granted, that would violate any applicable law in the United States.
17.11Clawback/Recovery Policy. All Awards granted under the Plan will be subject to clawback or recoupment under any clawback or recoupment policy adopted by the Board and in effect at the date of grant of an Award or as otherwise required by applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate. No recovery of compensation under such a clawback or recoupment policy will be an event giving rise to a right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan or agreement with the Company.
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17.12Section 409A of the Code. Unless otherwise expressly provided in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. To the extent that any amount constituting deferred compensation under Section 409A of the Code would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Code Section 409A. If a Participant holding an Award that constitutes deferred compensation under Section 409A of the Code is a “specified employee” within the meaning of Section 409A of the Code, no distribution or payment of any amount that is payable because of a separation from service (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s separation from service or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with or is not subject to Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule. For purposes of Section 409A, any right to receive any installment payments under the Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment. In no event will any Participant have a right to payment or reimbursement or otherwise from any member of the Participating Company Group, or their successors or assigns, for any taxes imposed or other costs incurred as a result of Section 409A of the Code. In addition, and notwithstanding any provision of the Plan to the contrary, in the event that the Board determines that any Award is, or may reasonably be, subject to Section 409A or contains any ambiguity as to the application of Section 409A, the Board may, without the Participant’s consent, adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Board determines are necessary or appropriate to (a) exempt (or clarify the exemption of) the Award from Section 409A, (b) preserve the intended tax treatment of the benefits provided with respect to the Award, and/or (c) comply with the requirements of Section 409A. Notwithstanding anything to the contrary contained herein, no member of the Participating Company Group shall be responsible for, or required to reimburse or otherwise make any Participant whole for, any tax or penalty imposed on, or losses incurred by, any Participant that arises in connection with the potential or actual application of Section 409A to any Award granted hereunder.
17.13Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.
17.14Stockholder Approval. The Plan or any increase in the Share Reserve shall be approved by a majority of the outstanding securities of the Company entitled to vote by the later of (a) a period beginning twelve (12) months before and ending twelve (12) months after the date of adoption thereof by the Board or (b) the first issuance of any security pursuant to the Plan in the State of California (within the meaning of Section 25008 of the California Corporations Code). Awards granted prior to security holder approval of the Plan or in excess of the Share Reserve previously approved by the Company’s security holders shall become exercisable no earlier than the date of security holder approval of the Plan or such increase in the Share Reserve, as the case may be, and such Awards shall be rescinded if such security holder approval is not received in the manner described in the preceding

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UNITY SOFTWARE INC.
NOTICE OF GRANT OF STOCK OPTION
The Participant has been granted an option (the “Option”) to purchase certain shares of Stock of Unity Software Inc. pursuant to the Unity Software Inc. 2019 Stock Plan (the “Plan”), as follows:

Participant:
Date of Grant:
Number of Option Shares:	,	subject to adjustment as provided by the Option Agreement.
Exercise Price:	$
Option Expiration Date:
Tax Status of Option:		(Enter “Incentive” or “Nonstatutory.” If blank, this

Option will be a Nonstatutory Stock Option.)
Vested Shares:
Except as provided in the Stock Option Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:

Vested Ratio

If the Participant’s Service terminates because of the death of the Participant (i) within the first year of Participant’s continuous Service, then 50% of the Number of Option Shares set forth above shall become Vested Shares effective as of immediately prior to the effective time of such termination or (ii) on or following the first year of Participant’s continuous Service, then 100% of the Number of Option Shares set forth above shall become Vested Shares effective as of immediately prior to the effective time of such termination.
The Exercise Price represents an amount the Company believes to be no less than the fair market value of a share of Stock as of the Date of Grant, determined in good faith in compliance with the requirements of Section 409A of the Code. However, there is no guarantee that the Internal Revenue Service will agree with the Company’s determination. A subsequent IRS determination that the Exercise Price is less than such fair market value could result in adverse tax consequences to the Participant. By signing below, the Participant agrees that the Company, its directors, officers and shareholders shall not be held liable for any tax, penalty, interest or cost incurred by the Participant as a result of such determination by the IRS. The Participant is urged to consult with his or her own tax advisor regarding the tax consequences of the Option, including the application of Section 409A.
By their signatures below, the Company and the Participant agree that the Option is governed by this Grant Notice and by the provisions of the Plan and the Stock Option Agreement (including the special provisions for your country of residence, if any, in the Appendix), both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.
1

UNITY SOFTWARE INC.	PARTICIPANT

By:	Signature:

Its:	Date:

Address:	Address:
30 3rd Street
San Francisco, California 94103
USA
ATTACHMENTS:    2019 Stock Plan, as amended to the Date of Grant; Stock Option Agreement and Exercise Notice

2

THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE U.S. SECURITIES ACT OF 1933.
UNITY SOFTWARE INC.
STOCK OPTION AGREEMENT
(Global)
Unity Software Inc. has granted to the Participant named in the Notice of Grant of Stock Option (the “Grant Notice”), to which this Stock Option Agreement is attached, an option (the “Option”) to purchase certain shares of Stock (the “Shares”) upon the terms and conditions set forth in the Grant Notice and this Stock Option Agreement, including the Appendix, as defined below (the Stock Option Agreement and Appendix, together, are referred to as the “Option Agreement”). The Option has been granted pursuant to and shall in all respects be subject to the terms and conditions of the Unity Software Inc. 2019 Stock Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this Option Agreement and the Plan, (b) accepts the Option subject to all of the terms and conditions of the Grant Notice, this Option Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this Option Agreement or the Plan.
1.DEFINITIONS AND CONSTRUCTION.
1.1Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
1.2Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this Option Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

2.U.S. FEDERAL TAX CONSEQUENCES.
2.1Tax Status of Option. This Option is intended to have the tax status designated in the Grant Notice.
(a)Incentive Stock Option. If the Grant Notice so designates, this Option is intended to be an Incentive Stock Option within the meaning of Section 422(b) of the Code, but the Company does not represent or warrant that this Option qualifies as such. The Participant should consult with the Participant’s own tax advisor regarding the tax effects of this Option and the requirements necessary to obtain favorable income tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements. (NOTE TO PARTICIPANT: If the Option is exercised more than three (3) months after the date on which you cease to be an Employee (other than by reason of your death or permanent and total disability as defined in Section 22(e)(3) of the Code), the Option will be treated as a Nonstatutory Stock Option and not as an Incentive Stock Option to the extent required by Section 422 of the Code.)
(b)Nonstatutory Stock Option. If the Grant Notice so designates, this Option is intended to be a Nonstatutory Stock Option and shall not be treated as an Incentive Stock Option within the meaning of Section 422(b) of the Code.
2.2ISO Fair Market Value Limitation. If the Grant Notice designates this Option as an Incentive Stock Option, then to the extent that the Option (together with all Incentive Stock Options granted to the Participant under all stock option plans of the Participating Company Group, including the Plan) becomes exercisable for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount will be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options are taken into account in the order in which they were granted, and the Fair Market Value of stock is determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date required or permitted by such amendment to the Code. If the Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option. (NOTE TO PARTICIPANT: If the aggregate Exercise Price of the Option (that is, the Exercise Price multiplied by the Number of Option Shares) plus the aggregate exercise price of any other Incentive Stock Options you hold (whether granted pursuant to the Plan or any other stock option plan of the Participating Company Group) is greater than $100,000, you should contact the Company to ascertain whether the entire Option qualifies as an Incentive Stock Option.
2.3Notice of Sales Upon Disqualifying Disposition. The Participant shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. In addition, if the Grant Notice designates this Option as an Incentive Stock Option, the Participant shall (a) promptly notify the Company if the Participant disposes of any of the shares acquired pursuant to the Option within one (1) year after the date the Participant exercises all or part of the Option or within two (2) years after the Date of Grant and (b) provide the Company with a description of the circumstances of such disposition. Until such time as the Participant disposes of such shares in a manner consistent with the provisions of this Option Agreement, unless otherwise expressly authorized by the Company, the Participant shall hold all shares acquired pursuant to the Option in the Participant’s name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two- year period immediately after Date of Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. The obligation of the Participant to notify the Company of any such transfer shall continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

3.ADMINISTRATION.
All questions of interpretation concerning the Grant Notice, this Option Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the Option shall be determined by the Board. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the Option. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the Option or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the Option. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
4.EXERCISE OF THE OPTION.
4.1Right to Exercise. Except as otherwise provided herein, the Option shall be exercisable on and after the Initial Vesting Date and prior to the termination of the Option (as provided in Section 6) in an amount not to exceed the number of Vested Shares less the number of shares previously acquired upon exercise of the Option, subject to the Company’s repurchase rights set forth in Section 11. In no event shall the Option be exercisable for more shares than the Number of Option Shares, as adjusted pursuant to Section 9.
4.2Method of Exercise. Exercise of the Option shall be by means of electronic or written notice (the “Exercise Notice”) in a form authorized by the Company. An electronic Exercise Notice must be digitally signed or authenticated by the Participant in such manner as required by the notice and transmitted to the Company or an authorized representative of the Company (including a third-party administrator designated by the Company). In the event that the Participant is not authorized or is unable to provide an electronic Exercise Notice, the Option shall be exercised by a written Exercise Notice addressed to the Company, which shall be signed by the Participant and delivered in person, by certified or registered mail, return receipt requested, by confirmed facsimile transmission, or by such other means as the Company may permit, to the Company, or an authorized representative of the Company (including a third-party administrator designated by the Company). Each Exercise Notice, whether electronic or written, must state the Participant’s election to exercise the Option, the number of whole shares of Stock for which the Option is being exercised and such other representations and agreements as to the Participant’s investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. Further, each Exercise Notice must be received by the Company prior to the termination of the Option as set forth in Section 6 and must be accompanied by full payment of the aggregate exercise price per share set forth on the Participant’s Grant Notice (the “Exercise Price”) for the number of shares of Stock being purchased, together with any payment necessary to satisfy withholding obligations for Tax Liability (as further described in Section 4.4 below). The Option shall be deemed to be exercised upon receipt by the Company of such electronic or written Exercise Notice and the aggregate Exercise Price.
4.3Payment of Exercise Price.
(a)Forms of Consideration Authorized. Except as otherwise provided below, payment of the aggregate Exercise Price for the number of shares of Stock for which the Option is being exercised shall be made (i) in cash, by check or in cash equivalent, (ii) if permitted by the Company and subject to the limitations contained in Section 4.3(b), by means of (1) a Cashless Exercise, (2) a Net-Exercise, or (3) a Stock Tender Exercise; or (iii) by any combination of the foregoing.

(b)Limitations on Forms of Consideration. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedure providing for payment of the Exercise Price through any of the means described below, including with respect to the Participant notwithstanding that such program or procedures may be available to others.
(i)Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to shares of Stock acquired upon the exercise of the Option in an amount not less than the aggregate Exercise Price for such shares (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the U.S. Federal Reserve System).
(ii)Net-Exercise. A “Net-Exercise” means the delivery of a properly executed Exercise Notice electing a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to the Participant upon the exercise of the Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate Exercise Price not satisfied by such reduction in the number of whole shares to be issued. Following a Net- Exercise, the number of shares remaining subject to the Option, if any, shall be reduced by the sum of (1) the net number of shares issued to the Participant upon such exercise, and (2) the number of shares deducted by the Company for payment of the aggregate Exercise Price.
(iii)Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed Exercise Notice accompanied by (1) the Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock having a Fair Market Value that does not exceed the aggregate Exercise Price for the shares with respect to which the Option is exercised, and (2) the Participant’s payment to the Company in cash of the remaining balance of such aggregate Exercise Price not satisfied by such shares’ Fair Market Value. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, the Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
4.4Tax Responsibility and Satisfaction. Regardless of any action taken by the Company and its Participating Companies with respect to any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items associated with the grant or exercise of the Option or sale of the underlying Shares or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (the “Tax Liability”), the Participant hereby acknowledges and agrees that the Tax Liability shall be the Participant’s ultimate responsibility and may exceed the amount, if any, actually withheld by the Company or any Participating Company. The Participant further acknowledges that the Company and its Participating Companies (a) make no representations or undertakings regarding any Tax Liability in connection with any aspect of this Option, including, but not limited to, the grant, vesting or exercise of the Option, the issuance of Shares pursuant to such exercise, the subsequent sale of Shares, and the payment of any dividends on the Shares; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate the Participant’s Tax Liability or achieve a particular tax result. Further, if the Participant is subject to Tax Liability in more than one jurisdiction, Participant acknowledges that the Company and/or a Participating Company (or former employer, as applicable) may be required to withhold or account for Tax Liability in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees as a condition of his or her participation in the Plan to make arrangements satisfactory to the Company and its Participating Companies to enable them to satisfy all withholding, payment on account and/or collection requirements associated with the full satisfaction of the Tax Liability, including authorizing the Company or the Participating Company to satisfy any applicable withholding obligations with regard to any Tax Liability by one or a combination of the following methods: (i) withholding all applicable amounts from the Participant’s wages or other cash compensation due to the Participant, in accordance with any requirements under the laws, rules, and regulations of the country of which the Participant is a resident, and (ii) act as the Participant’s agent to sell sufficient shares of Stock for the proceeds to settle such requirements (on the Participant’s behalf pursuant to this authorization without further consent); (iii) withholding Shares otherwise issuable to the Participant upon the exercise of the Option; or (iv) any other method determined by the Company to be in compliance with applicable law.
The Company may withhold or account for the Participant’s Tax Liability by considering statutory withholding amounts or other applicable withholding rates in the Participant’s jurisdiction(s), including (1) maximum applicable rates, in which case the Participant may receive a refund of any over-withheld amount in cash (whether from applicable tax authorities or the Company) and will have no entitlement to the equivalent amount in Shares or (2) minimum or such other applicable rates, in which case the Participant may be solely responsible for paying any additional Tax Liability to the applicable tax authorities. If the Tax Liability is satisfied by withholding Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the exercised portion of the Option, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax Liability.
Furthermore, the Participant agrees to pay the Company or the Participating Company any amount the Company or any Participating Company may be required to withhold, collect or pay as a result of the Participant’s participation in the Plan or that cannot be satisfied by the means previously described. The Participant acknowledges that he or she may not participate in the Plan and the Company shall have no obligation to deliver Shares until the Tax Liability has been fully satisfied by the Participant, as determined by the Company.
4.5Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Shares acquired by the Participant pursuant to the exercise of the Option. Except as provided by the preceding sentence, a certificate for the Shares as to which the Option is exercised shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
4.6Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of Shares upon exercise of the Option shall be subject to compliance with all applicable requirements of U.S. or non-U.S. federal, state or local law with respect to such securities. The Option may not be exercised if the issuance of Shares upon exercise would constitute a violation of any applicable U.S. or non-U.S. federal, state or local securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the Shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act and (iii) the Company has obtained such other approvals from governmental agencies and/or has completed any registration or other qualification of such Shares under any state or non-United States law that the Company determines are necessary or advisable. THE PARTICIPANT IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares subject to the Option shall relieve

4.7Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.
5.NONTRANSFERABILITY OF THE OPTION.
During the lifetime of the Participant, the Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. The Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Following the death of the Participant, the Option, to the extent provided in Section 7, may be exercised by the Participant’s legal representative or by any person empowered to do so under the deceased Participant’s will or under the then applicable laws of descent and distribution.
6.TERMINATION OF THE OPTION.
The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business on the Option Expiration Date, (b) the close of business on the last date for exercising the Option following termination of the Participant’s Service as described in Section 7, or (c) a Change in Control to the extent provided in Section 8.
7.EFFECT OF TERMINATION OF SERVICE.
7.1Option Exercisability. The Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period as determined below and thereafter shall terminate.
(a)Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
(b)Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for Vested Shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.
(c)Termination because of Misconduct. Notwithstanding any other provision of this Option Agreement, if the Participant’s Service is terminated because of Misconduct (as defined below) the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service. “Misconduct” means any serious misconduct identified as a ground for termination as contemplated by applicable law or, if no such law applies, then shall mean Cause as defined in the Plan.
(d)Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Misconduct, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

7.2Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of the Participant’s Service because of Misconduct, if the exercise of the Option within the applicable time periods set forth in Section 7.1 is prevented by the provisions of Section 4.6, the Option shall remain exercisable until the later of (a) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (b) the end of the applicable time period under Section 7.1, but in any event no later than the Option Expiration Date.
8.EFFECT OF CHANGE IN CONTROL.
In the event of a Change in Control, except to the extent that the Board determines to cash out the Option in accordance with Section 13.1(c) of the Plan, any surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the Option or substitute for all or any portion of the Option a substantially equivalent option for the Acquiror’s stock. For purposes of this Section, the Option or any portion thereof shall be deemed assumed if, following the Change in Control, the Option confers the right to receive, subject to the terms and conditions of the Plan and this Option Agreement, for each Share subject to such portion of the Option immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise of the Option for each Share to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. The Option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed nor continued by an Acquiror in connection with the Change in Control nor exercised as of the time of the Change in Control. Notwithstanding the foregoing, Shares acquired upon exercise of the Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Shares shall continue to be subject to all applicable provisions of this Option Agreement except as otherwise provided herein.
9.ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the Stock, appropriate and proportionate adjustments shall be made in the number, Exercise Price and kind of shares subject to the Option, in order to prevent dilution or enlargement of the Participant’s rights under the Option. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional Share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the Exercise Price shall be rounded up to the nearest whole cent. In no event may the Exercise Price be decreased to an amount less than the par value, if any, of the stock subject to the Option. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.

10.RIGHTS AS A STOCKHOLDER.
The Participant shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of the issuance of the Shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Shares are issued, except as provided in Section 9.
11.RESTRICTIONS ON TRANSFER OF SHARES.
11.1Board Approval Requirement. Prior to the earlier of a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation) or the date that securities of the Company are first offered to the public pursuant to a registration statement declared effective by the U.S. Securities and Exchange Commission under the Securities Act, any Shares acquired upon exercise of the Option are Restricted Shares, as defined in the Company’s Amended and Restated Bylaws (the “Bylaws”), and are subject to the transfer restrictions set forth in the Bylaws. In this regard, except for certain Exempt Transfers (as defined in the Bylaws), the Participant may not directly or indirectly transfer (whether by sale, gift, merger, consolidation, operation of law or otherwise), assign, pledge, lend, grant any option, right or warrant to purchase or otherwise dispose of or encumber such Restricted Shares or any economic or voting rights or other interests therein to any person or entity, or enter into any agreement, arrangement or understanding to do any of the foregoing (collectively, “Transfer”), without the consent of the Board prior to such Transfer, which approval may be granted or withheld in the Board’s sole and absolute discretion, as further set forth in Bylaws. If the Board approves a Transfer of Restricted Shares, the Participant remains subject to any other applicable restrictions on Transfer in respect thereof, including, without limitation, the Right of First Refusal set forth in Section 11.2 below.
11.2Right of First Refusal.
(a)Grant of Right of First Refusal. Except as provided in Sections, 11.2(g), 11.2(j) and Section 15 below, in the event the Participant, the Participant’s legal representative, or other holder of Shares acquired upon exercise of the Option proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Vested Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 11.2 (the “Right of First Refusal”).
(b)Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Participant shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Participant proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding commitment of the Participant and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.
(c)Bona Fide Transfer. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described in this Section 11.2, and the Participant shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 11.2. The Participant shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.

(d)Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Participant otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant to any Participating Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Participant shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Participant acquired the Transfer Shares upon exercise of the Option.
(e)Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Participant otherwise agree) within the period specified in Section 11.2(d) above, the Participant may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section 11.
(f)Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this Option Agreement, including this Section 11 providing for the Board approval requirement and the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any shares acquired upon exercise of the Option shall be void unless the provisions of this Section 11 are met.
(g)Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the Shares acquired upon exercise of the Option if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 11.2(i) below result in a termination of the Right of First Refusal.
(h)Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.

(i)Early Termination of Right of First Refusal. The other provisions of this Option Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiror assumes the Company’s rights and obligations under the Option or substitutes a substantially equivalent option for the Acquiror’s stock for the Option, or (b) the existence of a public market for the class of shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such shares are listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such shares are traded on the over-the-counter market and prices therefor are published daily on business days in a recognized financial journal.
(j)Waiver of Right of First Refusal. The Company’s Chief Financial Officer and Chief Executive Officer each shall have the power to waive the Right of First Refusal with respect to the requested number of Transfer Shares, if such transfer is made for bona fide estate planning purposes, either during the Participant’s lifetime or on death by will or intestacy to his or her spouse, child (natural or adopted), or any other direct lineal descendant of the Participant (or his or her spouse) (all of the foregoing collectively referred to as “Family Members”), or any other relative or person approved by the Board, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, the Participant or any such Family Members.
12.STOCK DISTRIBUTIONS SUBJECT TO OPTION AGREEMENT.
If, from time to time, there is any stock dividend, stock split or other change, as described in Section 9, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this Option Agreement, then in such event any and all new, substituted or additional securities to which the Participant is entitled by reason of the Participant’s ownership of the Shares acquired upon exercise of the Option shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.
13.LEGENDS.
The Company may at any time place legends referencing the restrictions on Transfer set forth in Section 11, including the Board approval requirement and the Right of First Refusal, and any applicable U.S. or non-U.S. federal or state securities law restrictions on all certificates representing Shares subject to the provisions of this Option Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to the Option in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
13.1“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
13.2“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE OPTIONS IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’ S PREDECESSOR IN INTEREST, AS WELL AS RESTRICTIONS ON TRANSFER SET FORTH IN THE CORPORATION’S AMENDED AND RESTATED BYLAWS, A COPY OF EACH OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”

13.3“THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON EXERCISE OF AN INCENTIVE STOCK OPTION AS DEFINED IN SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“ISO”). IN ORDER TO OBTAIN THE PREFERENTIAL TAX TREATMENT AFFORDED TO ISOs, THE SHARES SHOULD NOT BE TRANSFERRED PRIOR TO [INSERT DISQUALIFYING DISPOSITION DATE HERE]. SHOULD THE REGISTERED HOLDER ELECT TO TRANSFER ANY OF THE SHARES PRIOR TO THIS DATE AND FOREGO ISO TAX TREATMENT, THE TRANSFER AGENT FOR THE SHARES SHALL NOTIFY THE CORPORATION IMMEDIATELY. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE INCENTIVE STOCK OPTION IN THE REGISTERED HOLDER’S NAME (AND NOT IN THE NAME OF ANY NOMINEE) PRIOR TO THIS DATE OR UNTIL TRANSFERRED AS DESCRIBED ABOVE.
14.LOCK-UP AGREEMENT.
The Participant hereby agrees that in the event of any underwritten public offering of stock, including an underwritten initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Participant hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.
15.VIOLATION OF RESTRICTIONS ON TRANSFER OF SHARES.
No Shares acquired upon exercise of the Option may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law in any manner which violates any of the provisions of this Option Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this Option Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred.
16.MISCELLANEOUS PROVISIONS.
16.1Termination or Amendment. The Board may terminate or amend the Plan or the Option at any time; provided, however, that except as provided in Section 8 in connection with a Change in Control, no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation, including, but not limited to Section 409A of the Code. No amendment or addition to this Option Agreement shall be effective unless in writing.

16.2Compliance with Section 409A. The Company intends that income realized by the Participant pursuant to the Plan and this Option Agreement will not be subject to taxation under Section 409A of the Code. The provisions of the Plan and this Option Agreement shall be interpreted and construed in favor of satisfying any applicable requirements of Section 409A of the Code. The Company, in its reasonable discretion, may amend (including retroactively) the Plan and this Agreement in order to conform to the applicable requirements of Section 409A of the Code, including amendments to facilitate the Participant’s ability to avoid taxation under Section 409A of the Code. However, the preceding provisions shall not be construed as a guarantee by the Company of any particular tax result for income realized by the Participant pursuant to the Plan or this Option Agreement. In any event, and except for the responsibilities of the Company set forth in Section 4.4, no Participating Company shall be responsible for the payment of any applicable Tax Liability incurred by the Participant on income realized by the Participant pursuant to the Plan or this Option Agreement.
16.3Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Option Agreement.
16.4Binding Effect. This Option Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
16.5Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this Option Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or non-U.S. postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this Option Agreement, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice and Exercise Notice called for by Section 4.2 to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 16.5(a) of this Option Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice and Exercise Notice, as described in Section 16.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any third party administrator designated by the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 16.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.

16.6Integrated Agreement. The Grant Notice, this Option Agreement and the Plan, together with any employment, service or other agreement with the Participant and the Company referring to the Option, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, the Option Agreement and the Plan shall survive any exercise of the Option and shall remain in full force and effect.
16.7Governing Law; Venue. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California. For purposes of any action, lawsuit, or other proceedings brought to enforce this Option Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of the State of California, or the federal courts for Northern District of California, and no other courts, where this grant is made and/or to be performed.
16.8Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
16.9Severability. The provisions of this Option Agreement are severable and if any one or more provisions are determined to be invalid, illegal or otherwise unenforceable in any respect, each such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions of the Option Agreement shall not in any way be affected or impaired thereby.
16.10Waiver. The Participant acknowledges that a waiver by the Company of any provision, or breach thereof, of this Option agreement on any occasion shall not operate or be construed as a waiver of such provision on any other occasion or as a waiver of any other provision of this Option Agreement, or of any subsequent breach by Participant or any other participant.
16.11Appendix. Notwithstanding any provisions in this Option Agreement, the Option grant shall be subject to any additional or different terms and conditions set forth in the Appendix to this Option Agreement for the Participant’s country (the “Appendix”) set forth as Exhibit A to this Option Agreement. Moreover, if the Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Option Agreement.
17.REGULATION S REPRESENTATIONS AND RESTRICTIONS. If the Participant’s address is an address located outside of the United States, the Participant makes the following additional representations, warranties and agreements:
(a)The Participant is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the Options and the Shares to such Participant was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Participant is not acquiring the Options or any Shares that may be issued upon exercise of the Options for the account or benefit of any U.S. Person;
(b)The Participant will not, during the Restricted Period applicable to the Shares set forth in the legend set forth below (the “Restricted Period”) and in any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and

(c)The Participant will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable U.S. state or non-U.S. securities laws.
(d)The Participant acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of these restrictions. The Participant acknowledges and agrees that the certificates evidencing the Shares will bear the legend set forth below (in addition to any other legend required by applicable U.S. or non-U.S. federal or state securities laws or provided in any other agreement with the Company:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

EXHIBIT A
Unity Software Inc.
2019 Stock Plan
Appendix to Stock Option Agreement (Global)
Terms and Conditions
This Appendix includes additional terms and conditions that govern the Option granted to the Participant under the Plan if the Participant resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Stock Option Agreement to which this Appendix is attached.
If the Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the terms and conditions contained herein shall be applicable to the Participant. References to the Participant’s employer shall include any entity that engages the Participant’s services.
Notifications
This Appendix also includes information regarding securities, exchange controls, tax, and certain other issues of which the Participant should be aware with respect to the Participant’s participation in the Plan. The information is provided solely for the convenience of the Participant and is based on the securities, exchange control, tax, and other laws in effect in the respective countries as of August 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information noted herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date by the time the Participant vests in or exercises this Option or sells any Shares.
In addition, the information contained in this Appendix is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of any particular result. Accordingly, the Participant should seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.
Finally, the Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to the Participant in the same manner.

TERMS AND CONDITIONS APPLICABLE TO NON-U.S. PARTICIPANTS
In accepting this Option, the Participant acknowledges, understands and agrees to the following:
1.Data Privacy Information. The Company is located at 30 3rd Street, San Francisco, CA 94103, United States, and grants Awards to employees of the Company and its Participating Companies, at the Company’s sole discretion. If the Participant would like to participate in the Plan, please review the following information about the Company’s data processing practices.

The following provision applies to Participants who work and/or reside outside the European Union/European Economic Area.
Data Collection and Usage. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in the Grant Notice and the Option Agreement by and among, as applicable, the Company or, if different, the Participant’s Employer and its Participating Companies or affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
Data Processing. The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, without limitation, the Participant’s the Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality and citizenship, job title, any Shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.
Stock Plan Administration, Data Transfer, Retention and Data Subject Rights. The Participant understands that the Data will be transferred to the Solium Plan Manager, LLC (including its affiliated companies) (“Solium”) and /or Stock & Option Solutions (“SOS”), which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the Participant’s country of work and/or residence, or elsewhere, and that any recipient’s country may have different data privacy laws and protections than the Participant’s country of work and/or residence. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the Company, Solium, SOS and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, his or her employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that the Company would not be able to grant the Participant Options or other equity awards or administer or maintain such awards. Therefore, the Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the Participant’s local human resources representative.
The following provision applies to Participants who work and/or reside inside the European Union/European Economic Area (including the United Kingdom).
Data Collection and Usage. The Company or, if different, the Participant’s Employer, and its Participating Companies or affiliates collect, process, transfer and use personal data about the Participant that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include the Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality and citizenship, job title, any Shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), which the Company receives from the Participant or the Employer.

Purposes and Legal Bases of Processing. The Company processes the Data for the purpose of performing its contractual obligations under the Option Agreement, granting Options, implementing, administering and managing the Participant’s participation in the Plan. The legal basis for the processing of the Data by the Company and the third party service providers described below is the necessity of the data processing for the Company to perform its contractual obligations under the Option Agreement and for the Company’s legitimate business interests of managing the Plan and generally administering employee equity awards.
Stock Plan Administration Service Providers. The Company transfers Data to Solium Plan Manager, LLC (including its affiliated companies) (“Solium”) and Stock Option Solutions (“SOS”), independent service providers with operations, relevant to the Company, in Canada and the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Participant’s Data with another service provider that serves in a similar manner. The Company’s service provider may open an account for the Participant to receive and trade Shares. The processing of the Participant’s Data will take place through both electronic and non-electronic means. The Participant may be asked to agree on separate terms and data processing practices with Solium or SOS, with such agreement being a condition of the ability to participate in the Plan.
International Data Transfers. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that Participant may request a list with the names and addresses of any then-current recipients of the Data by contacting the Participant’s local human resources representative. When transferring Data to its affiliates, Solium and SOS, the Company provides appropriate safeguards described in the Company’s applicable policy on data privacy.
Data Retention. The Company will use the Participant’s Data only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities, and labor laws. When the Company no longer needs the Participant’s Data, the Company will remove it from its systems. The Company may keep some of the Participant’s Data longer to satisfy legal or regulatory obligations and the Company’s legal basis for such use would be necessity to comply with legal obligations.
Contractual Requirement. The Participant’s provision of Data and its processing as described above is a contractual requirement and a condition to the Participant’s ability to participate in the Plan. The Participant understands that, as a consequence of the Participant’s refusing to provide Data, the Company may not be able to allow the Participant to participate in the Plan, grant Options to the Participant or administer or maintain such Options. However, the Participant’s participation in the Plan and his or her acceptance of the Option Agreement are purely voluntary. While the Participant will not receive Options if he or she decides against participating in the Plan or providing Data as described above, the Participant’s career and salary will not be affected in any way.
Data Subject Rights. The Participant has a number of rights under data privacy laws in his or her country. Depending on where the Participant is based, the Participant’s rights may include the right to (i) request access or copies of the Participant’s Data the Company processes, (ii) rectify incorrect Data and/or delete the Participant’s Data, (iii) restrict processing of the Participant’s Data, (iv) portability of the Participant’s Data, (v) lodge complaints with the competent data protection authorities in the Participant’s country and/or (vi) obtain a list with the names and addresses of any recipients of the Participant’s Data. To receive clarification regarding the Participant’s rights or to exercise the Participant’s rights please contact the Company at Unity Software Inc., stockadmin@unity3d.com, Attn: Stock Administrator.

2.Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly, accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as the Participant is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or the Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by the Participant before possessing the inside information. Furthermore, the Participant may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and the Participant should speak to his or her personal advisor on this matter.
3.Language. Participant acknowledges that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Participant to understand the terms and conditions of this Option Agreement. Furthermore, if the Participant has received this Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.Foreign Asset/Account Reporting Requirements. The Participant acknowledges that there may be certain foreign asset and/or account, exchange control and/or tax reporting requirements which may affect the Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including any proceeds arising from the sale of Shares or the payment of any cash dividends on the Shares) in a bank or brokerage account outside his or her country. The applicable laws of the Participant’s country may require that the Participant report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. The Participant also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is the Participant’s responsibility to be compliant with such regulations and the Participant should speak with his or her personal advisor on this matter.
5.Additional Acknowledgments and Agreements. In accepting this Option, Participant also acknowledges, understands and agrees that:
5.1the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
5.2the grant of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;
5.3all decisions with respect to future option or other grants, if any, will be at the sole discretion of the Company;
5.4the Option grant and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Participating Company or affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Participating Company or affiliate of the Company, as applicable, to terminate the Participant at any time;
5.5The Participant is voluntarily participating in the Plan;
5.6the Option and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;

5.7The Option and the Shares subject to the Option, and the income from and value of same, are an extraordinary item of compensation outside the scope of the Participant’s employment contract, if any, and is not to be considered part of his or her normal or expected compensation for any purpose, including calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement benefits or similar payments.
5.8the future value of the Shares underlying the Option is unknown, indeterminable, and cannot be predicted with certainty;
5.9if the underlying Shares do not increase in value, the Option will have no value;
5.10if the Participant exercises the Option and acquires Shares, the value of such
Shares may increase or decrease in value, even below the Exercise Price;
5.11unless otherwise agreed with the Company, the Option and the Shares underlying the Option, and the income from and value of same, are not granted as consideration for, or in connection with, service the Participant may provide as a Director of a Subsidiary Corporation;
5.12no claim or entitlement to compensation or damages shall arise from forfeiture of the Option resulting from the termination of the Participant’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any);
5.13for purposes of the Option, the Participant’s Service will be considered terminated as of the date the Participant is no longer actively providing Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is providing Service or the terms of the Participant’s employment or service agreement, if any), and unless otherwise determined by the Company, the Participant’s right to vest in the Option and the period (if any) during which the Participant may exercise the Option after such termination of the Participant’s Service will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is providing Service or the terms of Participant’s employment or service agreement, if any); the Committee shall have the exclusive discretion to determine when the Participant is no longer actively providing Service for purposes of his or her Option grant (including whether the Participant may still be considered to be providing Service while on a leave of absence);
5.14unless otherwise provided in the Plan or by the Company in its discretion, the Option and the benefits evidenced by this Option Agreement do not create any entitlement to have the Option or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;
5.15the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purpose; and
5.16neither the Company, the Employer nor any Parent Corporation, Subsidiary Corporation or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between the Participant’s local currency and the United States Dollar that may affect the value of the Option or of any amounts due to the Participant pursuant to the exercise of the Option or the subsequent sale of any Shares acquired upon exercise.

BELGIUM
Notifications
Foreign Asset / Account Tax Reporting Information. Belgian residents are required to report any security or bank accounts (including brokerage accounts) opened and maintained outside Belgium on his or her annual tax return. In a separate report, they must provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which such account was opened). The forms to complete this report are available on the website of the National Bank of Belgium.
Tax Notification. Affirmatively accepting stock options in writing within 60 days after the date of the Option offer (i.e., the date on which the Participant is first notified in writing of the material terms and conditions of the Option grant), will result in taxation of the Option on the 60th day after the offer date. If the Option is accepted more than 60 days after the Option offer, the Option will be taxed at exercise. The Participant should consult with his or her personal tax advisor to ensure compliance with applicable tax obligations.
CANADA
Terms and Conditions
Method of Payment. The following provision supplements and modifies Section 4.3 of the Option Agreement:
For avoidance of doubt, the Participant is prohibited from surrendering Shares that he or she already owns to pay the Exercise Price or any Tax Liability in connection with the exercise of the Option. The Company reserves the right to permit this method of payment depending upon the development of local law.
Termination of Service. The following provision replaces Section 5.13 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:
For purposes of the Option, the Participant’s Service will be considered terminated as of the date that is the earliest of (i) the date of termination of the Participant’s Service, (ii) the date the Participant receives notice of termination from the Employer, and (iii) the date the Participant is no longer actively providing Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of Canadian employment laws or the terms of the Participant’s employment agreement, if any), and unless otherwise determined by the Company, the Participant’s right to vest in the Option and the period (if any) during which the Participant may exercise the Option after such termination of the Participant’s Service will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian employment laws or the terms of Participant’s employment agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of his or her Option grant (including whether the Participant may still be considered to be providing services while on a leave of absence);

The following provisions will apply if the Participant is a resident of Quebec:
Authorization to Release and Transfer Necessary Personal Information. The following provision supplements Section 1 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:
The Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Participant further authorizes the Company and/or any Participating Company to disclose and discuss the Plan with their advisors. The Participant further authorizes the Company and any Participating Company to record such information and to keep such information in the Participant’s employee file.
French Language Provision. The parties acknowledge that it is their express wish that the Option Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de la Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
Notifications
Securities Law Information. The sale or other disposal of the Shares acquired at exercise of the Option may not take place within Canada.
Foreign Asset/Account Reporting Information. The Participant is required to report any foreign specified property on form T1135 (Foreign Income Verification Statement) if the total value of the foreign specified property exceeds C$100,000 at any time in the year. Foreign specified property includes Shares acquired under the Plan, and may include the Option. The Option must be reported (generally at a nil cost) if the $100,000 cost threshold is exceeded because of other foreign property the Participant holds. If Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if the Participant owns other Shares, this ACB may have to be averaged with the ACB of the other Shares. The form must be filed by April 30 of the following year. The Participant should consult with the Participant’s personal legal advisor to ensure compliance with applicable reporting obligations.
CHINA
Terms and Conditions
The following provisions apply to the Participant if the Participant is a People’s Republic of China (“PRC”) national:
Exercise of Option. The following provision supplements and modifies Section 4.1 and Section 7.1 of the Stock Option Agreement.

Due to legal restrictions, the Option shall become exercisable by the Participant only at such time as the Shares are publicly traded, quoted or listed on a recognized exchange or securities market, are not subject to a market stand-off or lock-up agreement and all necessary exchange control and other approvals from the PRC State Administration of Foreign Exchange or its local counterpart (“SAFE”) have been received for Options granted under the Plan, as determined by the Company in its sole discretion (the “Liquidity Date”). Unless otherwise determined by the Committee, to exercise the Option, the Participant must pay the Exercise Price by a “Cashless Exercise” as described in Section 4.3(b)(i) of the Stock Option Agreement, and the net cash proceeds from such exercise will be remitted to the Participant in accordance with applicable exchange control law. In the event Shares are issued upon exercise of the Option, the Company has discretion to arrange for the sale of the Shares issued, either immediately upon exercise or at any time thereafter and the Company may require the Participant to hold such Shares in a designated brokerage account.
In the event the Participant’s employment or service with the Company or any Participating Company terminates after the Liquidity Date, all unvested Options will be forfeited and Participant must exercise any vested Options within such time as required by the Company’s SAFE approval (but in no event beyond the applicable time limit set forth in the Grant Notice and Option Agreement). However, if the Participant’s employment or service with the Company or any Participating Company terminates prior to the Liquidity Date for any reason other than Misconduct, and the Participant is unable to exercise the Option within the applicable time period specified in Section 7.1 of the Option Agreement due to the legal restrictions described above, the Option, to the extent unexercised and exercisable for Vested Shares by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of twenty-four (24) months after the date on which the Participant’s Service terminated or within such shorter period as required by the Company’s SAFE approval, but in any event no later than the Option Expiration Date.
If or to the extent the Company is unable to obtain or maintain SAFE approval, the Option may not be exercised and no Shares subject to the Options shall be issued.
Exchange Control Obligations. The Participant understands and agrees that the Participant will be required to immediately repatriate to China the proceeds from the sale of any Shares acquired under the Plan and any cash dividends paid on such Shares. The Participant further understands that such repatriation of proceeds may need to be effected through a special bank account established by the Company (or a Participating Company), and the Participant hereby consents and agrees that any sale proceeds and cash dividends may be transferred to such special account by the Company (or a Participating Company) on the Participant’s behalf prior to being delivered to the Participant and that no interest shall be paid with respect to funds held in such account.
The proceeds may be paid to the Participant in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid to the Participant in U.S. dollars, the Participant understands that a U.S. dollar bank account in China must be established and maintained so that the proceeds may be deposited into such account. If the proceeds are paid to the Participant in local currency, the Participant acknowledges that the Company (or its Participating Companies) are under no obligation to secure any particular exchange conversion rate and that the Company (or its Participating Companies) may face delays in converting the proceeds to local currency due to exchange control restrictions. The Participant agrees to bear any currency fluctuation risk between the time the Shares are sold and the net proceeds are converted into local currency and distributed to the Participant. The Participant further agrees to comply with any other requirements that may be imposed by the Company (or its Participating Companies) in the future in order to facilitate compliance with exchange control requirements in China.

COLOMBIA
Terms and Conditions
Nature of Grant. Pursuant to article 127 of the Colombian Labor Code, neither the Option nor any proceeds or other funds the Participant may receive pursuant to the Option will be considered a salary payment for any legal purpose, including, but not limited to, determining vacation pay, termination indemnities, payroll taxes or social insurance contributions. In consequence, the Option and any proceeds or other funds Participant may receive pursuant to the Option will be considered as non-salary payments as per Article 128 of the Colombian Labor Code (as amended by Article 15 of Law 50 of 1990) and Article 17 of Law 344 of 1996.
Notifications
Securities Law Information. The Shares are not and will not be registered in the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and, therefore, the Shares may not be offered to the public in Colombia. Nothing in the Grant Notice, the Option Agreement, the Plan or any other document related to the Option shall be construed as the making of a public offer of securities in Colombia.
Exchange Control Information. The Participant is responsible for complying with any and all Colombian foreign exchange requirements in connection with the Option, any Shares acquired and funds remitted out of or into Colombia in connection with the Plan. This may include, among others, reporting obligations to the Central Bank (Banco de la República) and, in certain circumstances, repatriation requirements. The Participant is responsible for ensuring his or her compliance with any applicable requirements and should speak to his or her personal legal advisor on this matter.
Foreign Asset / Account Tax Reporting Information. The Participant must file an annual return providing details of assets held abroad to the Colombian Tax Office (Dirección de Impuestos y Aduanas Nacionales). If the individual value of these assets exceeds a certain threshold (currently 3,580 UVT or approximately COP 118,698,000), the Participant must identify and characterize each asset, specify the jurisdiction in which it is located, and provide its value.
The Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.
DENMARK
Terms and Conditions
Stock Option Act Notification. Following the grant of the Option, the Participant will be provided with an employer statement translated into Danish, which is being provided to comply with the Danish Stock Option Act.
Notifications
Foreign Asset / Account Tax Reporting Information. If the Participant establishes an account holding Shares or cash outside Denmark, the Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank.
FINLAND
There are no country-specific terms.

FRANCE
Terms and Conditions
Option Type. The Option is not intended to qualify for specific tax or social security treatment in France.
Language Consent. By accepting the Option, the Participant confirms having read and understood the documents relating to this grant (the Plan and the Option Agreement), which were provided in English language. The Participant accepts the terms of those documents accordingly.
En acceptant l’attribution, vous confirmez ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués en langue anglaise. Vous acceptez les termes en connaissance de cause.
Notifications
Foreign Asset/Account Reporting Notification. French residents holding cash or securities (including Shares acquired under the Plan) outside France must declare such accounts to the French Tax Authorities when filing their annual tax returns.
GERMANY
Notifications
Exchange Control Notification. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If the Participant makes or receives a payment in excess of this amount in connection with the Participant’s participation in the Plan, the Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).
Foreign Asset/Account Reporting Notification. If the Participant’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, the Participant will need to report the acquisition when the Participant files the Participant’s tax return for the relevant year. A qualified participation is attained if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) in the unlikely event the Participant holds Shares exceeding 1% of the total Stock.
IRELAND
Notifications
Director Notification Obligation. Directors, shadow directors or secretaries of an Irish Subsidiary Corporation must notify the Irish Subsidiary Corporation in writing within five business days of receiving or disposing of an interest in the Company (e.g., Options granted under the Plan, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time, but only to the extent such individuals own 1% or more of the total Stock. If applicable, this notification requirement also applies with respect to the interests of the spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary).

JAPAN
Notifications
Exchange Control Notification. If the Participant pays more than ¥30,000,000 in a single transaction for the purchase of Shares when the Participant exercises the Option, the Participant must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan.
Foreign Asset / Account Reporting Information. The Participant will be required to report details of any assets held outside Japan as of December 31st to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15th each year. The Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to him or her and whether the requirement extends to any outstanding Options, Shares and/or cash acquired under the Plan.
Please note that a Payment Report is required independently from a Securities Acquisition Report. Therefore, the Participant must file both a Payment Report and a Securities Acquisition Report if the total amount the Participant pays in a single transaction for exercising the Option and purchasing Shares exceeds ¥50,000,000.
LITHUANIA
Terms and Conditions
Language Consent. By accepting the Option, the Participant unambiguously and irrevocably confirms having read and understood the documents relating to the option right (the Plan and the Option Agreement), which were prepared and provided in English language. The Participant confirms and declares fully and wholly accepting the terms of those documents accordingly.
Priimdamas Opcioną, Dalyvis nedviprasmiškai ir neatšaukiamai patvirtina, jog, perskaitė ir suprato dokumentus susijusius su opciono teise (Planą ir Sutartį), kurie yra parengti ir pateikti anglų kalba. Atitinkamai, Dalyvis patvirtina ir pareiškia, jog pilvai ir visiškai sutinka su šiuose dokumentuose išdėstytomis sąlygomis.
Notifications
Foreign Asset / Account Reporting Information. Lithuanian residents holding Shares acquired under the Plan outside Lithuania (in the securities accounts open with the non-Lithuanian brokers, credit institutions or similar) have to declare their foreign accounts where such securities are held to State Tax Inspectorate of the Republic of Lithuania (“STI”).
Tax Reporting Requirements. The Participant must file an annual tax return providing details of income received from abroad (including income in kind – the Shares once they are obtained under the title of ownership) to the STI.
NETHERLANDS
There are no country-specific terms.

SINGAPORE
Terms and Conditions
Restriction on Sale of Shares. The Option is subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and the Participant will not be able to make any subsequent offer to sell or sale of the Shares in Singapore, unless such offer or sale is made (1) after six (6) months from the Date of Grant or (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.
Notifications
Securities Law Notice. The offer of the Plan, the grant of the Option, and the value of the underlying Shares on exercise are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
Chief Executive Officer and Director Notification. The Participant understands and acknowledges that if the Participant is the Chief Executive Officer (“CEO”), director, associate director or shadow director of a Singapore Participating Company, the Participant is subject to certain notification requirements under the Singapore Companies Act, regardless of whether the Participant is a Singapore resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore Participating Company in writing when the Participant receives an interest (e.g., Options or Shares) in the Participating Company. In addition, the Participant must notify the Singapore Participating Company when the Participant sells Shares (including when the Participant sells Shares acquired under the Plan). These notifications must be made within two days of acquiring or disposing of any interest in the Participating Company. In addition, a notification must be made of the Participant's interests in the Participating Company within two days of becoming the CEO, director, associate director or shadow director.
SOUTH KOREA
Notifications
Foreign Asset / Account Tax Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency). The Participant should consult with his or her personal tax advisor to ensure compliance with the applicable requirements.
SWEDEN
There are no country-specific provisions.
TAIWAN
Terms and Conditions
Securities Law Information. The offer of participation in the Plan is available only for Employees and Consultants. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.
Data Privacy. The following provision supplements Section 1 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:

The Participant hereby acknowledges having read and understood Section 1 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above and, by participating in the Plan, agrees to such terms. In this regard, upon request of the Company or a Participating Company, the Participant agrees to provide any executed data privacy consent form (or any other agreements or consents that may be required by the Company or a Participating Company) that the Company and/or a Participating Company may deem necessary under applicable data privacy laws, either now or in the future. The Participant understands that he or she will not be able to participate in the Plan if he or she fails to execute any such consent or agreement.
Notifications
Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of Shares) into and out of Taiwan up to a certain amount per year. Participant understands that if he or she is a Taiwanese resident, and the transaction amount is exceeds US $500,000 in a single transaction, Participant may need to submit a foreign exchange transaction form and provide supporting documentation to the satisfaction of the remitting bank.
UNITED KINGDOM
Terms and Conditions
Tax Responsibility and Satisfaction. The following provision supplements Section 4.4 of the Stock Option Agreement:
Income tax and national insurance contributions may arise on exercise of (or any other dealing in) the Option, and Participant agrees as a condition of exercise of the Option to meet any such Tax Liability, including employee’s primary Class 1 and employer’s secondary Class 1 national insurance contributions arising on exercise or vesting of in the Option for which the employer is required to account to HMRC. It is a condition of exercise of the Option that, if required by the Company or any Participating Company, the Participant enter into such arrangements as the Company or any Participating Company may require for satisfaction of those Tax Liabilities. The Participant acknowledges that he or she may be required as a condition of exercise of the Option to enter into a joint election whereby the employer's liability for national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC.
Without limitation to Section 4.4 of the Stock Option Agreement, the Participant agrees that the Participant is responsible for all Tax Liability and hereby covenants to pay all such Tax Liabilities, as and when requested by the Company or a Participating Company or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Participant also agrees to indemnify and keep indemnified the Company and its Participating Companies against any Tax Liability they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Participant’s behalf.
Notwithstanding the foregoing, if the Participant is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), the Participant understands that the Participant may not be able to indemnify the Company for the amount of any Tax Liability not collected from or paid by the Participant, in case the indemnification could be considered to be a loan. In this case, the Tax Liability not collected or paid within 90 days of the end of the U.K. tax year in which the taxable event occurs may constitute a benefit to the Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Participant understands that the Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or a Participating Company (as appropriate) the amount of any employee NICs due on this additional benefit, which may also be recovered from the Participant by any of the means referred to in Section 4.4 of the Stock Option Agreement.

Section 431 Election. As a condition of participation in the Plan and the exercise of the Option, the Participant agrees, jointly with the Employer, that the Participant shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Participant will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the exercise of the Option as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Participant must enter into such election, a copy of which is attached hereto as Exhibit B, concurrent with the execution of the Option Agreement or at such later time agreed to by the Company or the Employer but in no event later than 14 days after the date the Option is exercised.

Participant:
Date:

By my additional signature below, I, the Participant, hereby declare that I agree with the data processing practices described in Section 1 of Exhibit A to the Stock Option Agreement and consent to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned therein, including recipients located in countries which do not provide an adequate level of protection from an European (or other non-U.S.) data protection law perspective, for the purposes described in Section 1 of Exhibit A to the Stock Option Agreement. I understand that I may withdraw my consent at any time with future effect for any or no reason as described in Section 1 of Exhibit A to the Stock Option Agreement.

Signature:

EXHIBIT B
SECTION 431 ELECTION FOR U.K. PARTICIPANTS
Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003
One Part Election
1.Between

the Employee
Name of employee
whose National Insurance Number is
National Insurance Number
and
the Company (who is the Employee’s employer)	[INSERT]
of Company Registration Number	[INSERT]
2.Purpose of Election
This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.

3.Application
This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to:

Number of securities	All securities

Description of securities	Shares of common stock of Unity Software Inc.

Name of issues of securities	Unity Software Inc.

To be acquired by the Employee on or after the date of this Election under the terms of the Unity Software Inc. 2019 Stock Plan.

4.Extent of Application
This election disapplies:
* S.431(1) ITEPA: All restrictions attaching to the securities.
5.Declaration
This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.
In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company
Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

STOCK OPTION EXERCISE NOTICE
UNITY SOFTWARE INC.
Attention: Chief Financial Officer

Ladies and Gentlemen:
1.Option. I was granted an option (the “Option”) to purchase shares of the common stock (the “Shares”) of Unity Software Inc. (the “Company”) pursuant to the Company’s 2019 Stock Plan (the “Plan”), my Notice of Grant of Stock Option (the “Grant Notice”) and my Stock Option Agreement (the “Option Agreement”) as follows:

Date of Grant:
Number of Option Shares:
Exercise Price per Share:	$
2.Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, all of which are Vested Shares, in accordance with the Grant Notice and the Option Agreement:

Total Shares Purchased:	$
Total Exercise Price (Total Shares X Price per Share)	$
3.Payments. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Option Agreement:

™ Cash:	$
™ Check:	$
4.Tax Withholding. I authorize payroll withholding and otherwise will make adequate provision for the U.S. or non-U.S. federal, state, and local withholding obligations of the Company, if any, in connection with the Option. If I am exercising a Nonstatutory Stock Option, I enclose payment in full of my withholding taxes, if any, as follows:
(Contact Plan Administrator for amount of tax due.)

™ Cash:	$
™ Check:	$
5.Participant Information.

My address is:

6.Binding Effect. I agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Grant Notice, the Option Agreement, including the Right of First Refusal set forth therein, and the Plan, to all of which I hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon my heirs, executors, administrators, successors and assigns.

7.Transfer. I understand and acknowledge that the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and that consequently the Shares must be held indefinitely unless they are subsequently registered under the Securities Act, an exemption from such registration is available, or they are sold in accordance with Rule 144 or Rule 701 under the Securities Act. I further understand and acknowledge that the Company is under no obligation to register the Shares. I understand that the certificate or certificates evidencing the Shares will be imprinted with legends which prohibit the transfer of the Shares unless they are registered or such registration is not required in the opinion of legal counsel satisfactory to the Company.
I am aware that Rule 144 under the Securities Act, which permits limited public resale of securities acquired in a nonpublic offering, is not currently available with respect to the Shares and, in any event, is available only if certain conditions are satisfied. I understand that any sale of the Shares that might be made in reliance upon Rule 144 may only be made in limited amounts in accordance with the terms and conditions of such rule and that a copy of Rule 144 will be delivered to me upon request.
I understand that I am purchasing the Shares pursuant to the terms of the Plan, the Grant Notice and my Option Agreement, copies of which I have received and carefully read and understand.

Very truly yours,

(Signature)
Receipt of the above is hereby acknowledged.
UNITY SOFTWARE INC.
By:
Title:
Dated:

UNITY SOFTWARE INC.
NOTICE OF GRANT OF RESTRICTED STOCK UNITS
The Participant has been granted Restricted Stock Units (the “RSUs”) covering the number of shares of Stock of Unity Software Inc. pursuant to the Unity Software Inc. 2019 Stock Plan (the “Plan”), as follows:

Participant:
Participant’s Start Date:
Date of Grant:
Number of Shares:	,	subject to adjustment as provided by the Restricted Stock Unit
Agreement.
Expiration Date:
Tax Status of Option:		(Enter “Incentive” or “Nonstatutory.” If blank, this

Option will be a Nonstatutory Stock Option.)
Vesting Schedule:
The RSUs are subject to both a Time-Based vesting condition (the “Time-Based Requirement”) and a liquidity event vesting condition (the “Liquidity Event Requirement”) described in paragraphs (a) and (b) below, both of which must be satisfied on or prior to the Expiration Date before the RSUs will be deemed vested:

By their signatures below, the Company and the Participant agree that the RSUs are governed by this Grant Notice and by the provisions of the Plan and the Restricted Stock Unit Agreement (including the special provisions for your country of residence, if any, in the Appendix), both of which are attached to and made a part of this document. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Restricted Stock Unit Agreement or the Plan. The Participant acknowledges receipt of copies of the Plan and the Restricted Stock Unit Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the RSUs subject to all of their terms and conditions.

UNITY SOFTWARE INC.	PARTICIPANT

By:	Signature:

Its:	Date:

Address:	Address:
30 3rd Street
San Francisco, California 94103
USA
ATTACHMENTS:    2019 Stock Plan, as amended to the Date of Grant, and Restricted Stock Unit Agreement

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THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE U.S. SECURITIES ACT OF 1933.
UNITY SOFTWARE INC.
RESTRICTED STOCK UNIT AGREEMENT
(Global)
Unity Software Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”), to which this Restricted Stock Unit Agreement is attached, Restricted Stock Units (the “RSUs”) over shares of Stock (the “Shares”) upon the terms and conditions set forth in the Grant Notice and this Restricted Stock Unit Agreement, including the Appendix, as defined below (the Stock RSU Agreement and Appendix, together, are referred to as the “RSU Agreement”). The RSUs have been granted pursuant to and shall in all respects be subject to the terms and conditions of the Unity Software Inc. 2019 Stock Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this RSU Agreement and the Plan, (b) accepts the RSUs subject to all of the terms and conditions of the Grant Notice, this RSU Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this RSU Agreement or the Plan.
1.DEFINITIONS AND CONSTRUCTION.
1.1Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
1.2Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this RSU Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.ADMINISTRATION.
All questions of interpretation concerning the Grant Notice, this RSU Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the RSUs shall be determined by the Board. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the RSUs. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the RSUs or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the RSUs. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
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3.VESTING AND SETTLEMENT OF THE RSUs.
3.1Vesting. Settlement of the RSUs is conditioned on satisfaction of two vesting requirements before the expiration date set forth in the Grant Notice (or earlier termination of RSUs pursuant to the RSU Agreement or the Plan): a service-based requirement (the “Service-Based Requirement”) and a liquidity event requirement (the “Liquidity Event Requirement”), each as described below. RSUs will vest only as set forth in clauses (a) and (b) below if both of these requirements are satisfied on or before the expiration date set forth in the Grant Notice (or earlier termination of RSUs pursuant to the RSU Agreement or the Plan).
(a)Service-Based Requirement. Provided the Participant is providing continuous Service on each applicable date, the Service-Based Requirement will be satisfied as to the applicable percentage of the total number of RSUs granted on the applicable Quarterly Installment Date set forth in the Vesting Schedule in the Grant Notice. For avoidance of doubt, once the Participant’s continuous Service terminates, no additional RSUs will be deemed to meet the Service-Based Requirement; however, any RSUs for which the Service-Based Requirement was met prior to the Participant’s termination of Service may subsequently vest if the Liquidity Event Requirement is met prior to the expiration of the RSUs (or earlier termination of RSUs pursuant to the RSU Agreement or the Plan).
(b)Liquidity Event Requirement. The Liquidity Event Requirement will be satisfied on the first to occur of (i) a Change in Control, as defined in 2.1(f)(i) of the Plan; or (ii) the first sale of Stock pursuant to an initial public offering or in connection with a direct listing (in either case, an “IPO”) registered under the Securities Act. For avoidance of doubt, to the extent that the Liquidity Event Requirement is met before the Service-Based Requirement, upon satisfaction of the Liquidity Event Requirement, the RSUs will vest with respect only to that portion of the RSUs for which the Service-Based Requirement has been met, and the Participant may subsequently vest in additional RSUs to the extent he or she remains in continuous Service through subsequent vest dates under the Service-Based Requirement. However, if the Liquidity Event Requirement is not satisfied on or before the expiration date set forth in the Grant Notice, all RSUs (regardless of whether or not, or the extent to which, the Service-Based Requirement had been satisfied as to such RSUs) will automatically terminate and be cancelled upon such expiration date.
(c)Settlement of RSUs. If RSUs vest as provided for above, subject to the satisfaction of any withholding obligations for Tax Liability set forth in Section 3.2 of this RSU Agreement, the Company will deliver to the Participant a number of Shares equal to the number of vested RSUs, on a date determined by the Company, in its sole and absolute discretion, on or after the applicable vesting date(s), but in no event later than March 15th of the calendar year following the year in which the applicable vesting date occurs. In this regard, if the RSUs vest as a result of an IPO, such delivery of Shares will occur on the earlier of (i) the first Quarterly Installment Date that is on or after the first trading day following expiration of any applicable “lock up” period after the effective date of the IPO, or if no such lock-up period applies, the first Quarterly Installment Date that occurs following the IPO; or (ii) March 15th of the calendar year following the year in which the IPO occurs. In all cases, the delivery of Shares is intended to comply with U.S. Treasury Regulation Section 1.409A-1(b)(4) and will be construed and administered in such a manner.
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3.2Tax Responsibility and Satisfaction. Regardless of any action taken by the Company and its Participating Companies with respect to any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items associated with the grant or vesting of the RSUs or sale of the underlying Shares or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (the “Tax Liability”), the Participant hereby acknowledges and agrees that the Tax Liability shall be the Participant’s ultimate responsibility and may exceed the amount, if any, actually withheld by the Company or any Participating Company. The Participant further acknowledges that the Company and its Participating Companies (a) make no representations or undertakings regarding any Tax Liability in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of Shares pursuant to such vesting, the subsequent sale of Shares, and the payment of any dividends on the Shares; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax Liability or achieve a particular tax result. Further, if the Participant is subject to Tax Liability in more than one jurisdiction, the Participant acknowledges that the Company and/or a Participating Company (or former employer, as applicable) may be required to withhold or account for Tax Liability in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees as a condition of his or her participation in the Plan to make arrangements satisfactory to the Company and its Participating Companies to enable them to satisfy all withholding, payment on account and/or collection requirements associated with the full satisfaction of the Tax Liability, including authorizing the Company or the Participating Company to satisfy any applicable withholding obligations with regard to any Tax Liability by one or a combination of the following methods: (i) withholding all applicable amounts from the Participant’s wages or other cash compensation due to the Participant, in accordance with any requirements under the laws, rules, and regulations of the country of which the Participant is a resident, and (ii) act as the Participant’s agent to sell sufficient shares of Stock for the proceeds to settle such requirements (on the Participant’s behalf pursuant to this authorization without further consent); (iii) withholding Shares otherwise issuable to the Participant upon vesting of the RSUs; or (iv) any other method determined by the Company to be in compliance with applicable law.
The Company may withhold or account for the Participant’s Tax Liability by considering statutory withholding amounts or other applicable withholding rates in the Participant’s jurisdiction(s), including (1) maximum applicable rates, in which case the Participant may receive a refund of any over-withheld amount in cash (whether from applicable tax authorities or the Company) and will have no entitlement to the equivalent amount in Shares or (2) minimum or such other applicable rates, in which case the Participant may be solely responsible for paying any additional Tax Liability to the applicable tax authorities. If the Tax Liability is satisfied by withholding Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the exercised portion of the Option, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax Liability.
Furthermore, the Participant agrees to pay the Company or the Participating Company any amount the Company or any Participating Company may be required to withhold, collect or pay as a result of the Participant’s participation in the Plan or that cannot be satisfied by the means previously described. The Participant acknowledges that he or she may not participate in the Plan and the Company shall have no obligation to deliver Shares until the Tax Liability has been fully satisfied by the Participant, as determined by the Company.
3.3Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Shares acquired by the Participant pursuant to the vesting of the RSU. Except as provided by the preceding sentence, a certificate for the Shares as to which the RSUs are vested shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
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3.4Restrictions on Grant of the RSU and Issuance of Shares. The grant of the RSUs and the issuance of Shares upon vesting of the RSUs shall be subject to compliance with all applicable requirements of U.S. or non-U.S. federal, state or local law with respect to such securities. No Shares may be issued at vesting of the RSUs if such issuance would constitute a violation of any applicable U.S. or non-U.S. federal, state or local securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Shares may be issued at vesting of the RSUs unless (i) a registration statement under the Securities Act shall at the time of vesting of the RSUs be in effect with respect to the Shares issuable upon vesting of the RSUs or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon vesting of the RSUs may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act or otherwise in compliance with the Securities Act and (iii) the Company has obtained such other approvals from governmental agencies and/or has completed any registration or other qualification of such Shares under any state or non-United States law that the Company determines are necessary or advisable. THE PARTICIPANT IS CAUTIONED THAT NO SHARES MAY BE ISSUED AT VESTING OF THE RSUs UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT RECEIVE SHARES AT THE TIME OF VESTING EVEN THOUGH THE RSU IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares subject to the RSU shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. As a condition to the grant and vesting of the RSU, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
3.5Fractional Shares. The Company shall not be required to issue fractional shares upon vesting of the RSUs.
4.NONTRANSFERABILITY OF THE RSUS.
The RSU shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.
5.EFFECT OF TERMINATION OF SERVICE.
Upon termination of the Participant’s continuous Service, any RSUs that have yet to satisfy the Service-Based Requirement will be forfeited at no cost to the Company and the Participant will have no further right, title or interest in such RSUs or to the underlying Shares. Upon such termination of the Participant’s continuous Service, any RSUs as to which the Service-Based Requirement has been satisfied will (if the Liquidity Event Requirement has not yet been satisfied) remain outstanding until the first to occur of: (a) the satisfaction of the Liquidity Event Requirement and (b) the expiration date set forth in the Grant Notice.
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6.EFFECT OF CHANGE IN CONTROL.
In the event of a Change in Control, except to the extent that the Board determines to cash out the RSUs in accordance with Section 13.1(c) of the Plan, any surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the RSUs for which the Service-Based Requirement was not met at the time of the Change in Control (or which otherwise did not vest as a result of the Change in Control) or substitute for all or any portion of such RSUs substantially equivalent RSUs for the Acquiror’s stock. For purposes of this Section, such RSUs or any portion thereof shall be deemed assumed if, following the Change in Control, the RSUs confer the right to receive, subject to the terms and conditions of the Plan and this RSU Agreement, for each Share subject to such portion of the RSUs immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon vesting of the RSUs for each Share to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. The RSUs shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the RSUs are neither assumed nor continued by an Acquiror in connection with the Change in Control nor vested as of the time of the Change in Control. Notwithstanding the foregoing, Shares acquired upon vesting of the RSUs prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Shares shall continue to be subject to all applicable provisions of this RSU Agreement except as otherwise provided herein.
7.ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the RSUs, in order to prevent dilution or enlargement of the Participant’s rights under the RSUs. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional Share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.
8.RIGHTS AS A STOCKHOLDER.
The Participant shall have no rights as a stockholder with respect to any Shares covered by the RSU until the date of the issuance of the Shares following the vesting of the RSUs (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Shares are issued, except as provided in Section 7.
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9.RESTRICTIONS ON TRANSFER OF SHARES.
9.1Board Approval Requirement. Prior to the earlier of a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation) or the date that securities of the Company are first offered to the public pursuant to a registration statement declared effective by the U.S. Securities and Exchange Commission under the Securities Act, any Shares acquired upon vesting of the RSUs are Restricted Shares, as defined in the Company’s Amended and Restated Bylaws (the “Bylaws”), and are subject to the transfer restrictions set forth in the Bylaws. In this regard, except for certain Exempt Transfers (as defined in the Bylaws), the Participant may not directly or indirectly transfer (whether by sale, gift, merger, consolidation, operation of law or otherwise), assign, pledge, lend, grant any option, right or warrant to purchase or otherwise dispose of or encumber such Restricted Shares or any economic or voting rights or other interests therein to any person or entity, or enter into any agreement, arrangement or understanding to do any of the foregoing (collectively, “Transfer”), without the consent of the Board prior to such Transfer, which approval may be granted or withheld in the Board’s sole and absolute discretion, as further set forth in Bylaws. If the Board approves a Transfer of Restricted Shares, the Participant remains subject to any other applicable restrictions on Transfer in respect thereof, including, without limitation, the Right of First Refusal set forth in Section 9.2 below.
9.2Right of First Refusal.
(a)Grant of Right of First Refusal. Except as provided in Sections 9.2(g), 9.2(j) and Section 13 below, in the event the Participant, the Participant’s legal representative or other holder of Shares acquired upon vesting of the RSUs proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 9.2 (the “Right of First Refusal”).
(b)Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Participant shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Participant proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding commitment of the Participant and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.
(c)Bona Fide Transfer. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described in this Section 9.2, and the Participant shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 9.2. The Participant shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.
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(d)Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Participant otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant to any Participating Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Participant shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Participant acquired the Transfer Shares upon vesting of the RSUs.
(e)Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Participant otherwise agree) within the period specified in Section 9.2(d) above, the Participant may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section 9.
(f)Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this RSU Agreement, including this Section 9 providing for the Board approval requirement and the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any Shares acquired upon vesting of the RSUs shall be void unless the provisions of this Section 9 are met.
(g)Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the Shares acquired upon vesting of the RSUs if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 9.2(i) below result in a termination of the Right of First Refusal.
(h)Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.
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(i)Early Termination of Right of First Refusal. The other provisions of this RSU Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiror assumes the Company’s rights and obligations under the RSUs or substitutes substantially equivalent RSUs for the Acquiror’s stock for the RSUs, or (b) the existence of a public market for the class of Shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such Shares are listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such Shares are traded on the over‑the‑counter market and prices therefor are published daily on business days in a recognized financial journal.
(j)Waiver of Right of First Refusal. The Company’s Chief Financial Officer and Chief Executive Officer each shall have the power to waive the Right of First Refusal with respect to the requested number of Transfer Shares, if such transfer is made for bona fide estate planning purposes, either during the Participant’s lifetime or on death by will or intestacy to his or her spouse, child (natural or adopted), or any other direct lineal descendant of the Participant (or his or her spouse) (all of the foregoing collectively referred to as “Family Members”), or any other relative or person approved by the Board, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, the Participant or any such Family Members.
10.STOCK DISTRIBUTIONS SUBJECT TO RSU AGREEMENT.
If, from time to time, there is any stock dividend, stock split or other change, as described in Section 7, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this RSU Agreement, then in such event any and all new, substituted or additional securities to which the Participant is entitled by reason of the Participant’s ownership of the Shares acquired upon vesting of the RSUs shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.
11.LEGENDS.
The Company may at any time place legends referencing the restrictions on Transfer set forth in Section 11, including the Board approval requirement and the Right of First Refusal and any applicable U.S. or non-U.S. federal or state securities law restrictions on all certificates representing Shares subject to the provisions of this RSU Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to the RSUs in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
11.1“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
11.2“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE RSUs IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’ S PREDECESSOR IN INTEREST, AS WELL AS RESTRICTIONS ON TRANSFER SET FORTH IN THE CORPORATION’S AMENDED AND RESTATED BYLAWS, A COPY OF EACH OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
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12.LOCK-UP AGREEMENT.
The Participant hereby agrees that in the event of any underwritten public offering of stock, including an underwritten IPO, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Participant hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.
13.VIOLATION OF RESTRICTIONS ON TRANSFER OF SHARES.
No Shares acquired upon vesting of the RSUs may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law in any manner which violates any of the provisions of this RSU Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this RSU Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred.
14.MISCELLANEOUS PROVISIONS.
14.1Termination or Amendment. The Board may terminate or amend the Plan or the RSU at any time; provided, however, that except as provided in Section 6 in connection with a Change in Control, no such termination or amendment may adversely affect the RSUs or any unvested portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation, including, but not limited to Section 409A of the Code. No amendment or addition to this RSU Agreement shall be effective unless in writing.
14.2Compliance with Section 409A. The Company intends that income realized by the Participant pursuant to the Plan and this RSU Agreement will not be subject to taxation under Section 409A of the Code. The provisions of the Plan and this RSU Agreement shall be interpreted and construed in favor of satisfying any applicable requirements of Section 409A of the Code. The Company, in its reasonable discretion, may amend (including retroactively) the Plan and this Agreement in order to conform to the applicable requirements of Section 409A of the Code, including amendments to facilitate the Participant’s ability to avoid taxation under Section 409A of the Code. However, the preceding provisions shall not be construed as a guarantee by the Company of any particular tax result for income realized by the Participant pursuant to the Plan or this RSU Agreement. In any event, and except for the responsibilities of the Company set forth in Section 3.2, no Participating Company shall be responsible for the payment of any applicable Tax Liability incurred by the Participant on income realized by the Participant pursuant to the Plan or this RSU Agreement.
14.3Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this RSU Agreement.
14.4Binding Effect. This RSU Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
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14.5Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this RSU Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or non-U.S. postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this RSU Agreement, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 14.5(a) of this RSU Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 14.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any third party administrator designated by the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 16.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.
14.6Integrated Agreement. The Grant Notice, this RSU Agreement and the Plan, together with any employment, service or other agreement with the Participant and the Company referring to the RSUs, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, the RSU Agreement and the Plan shall survive any vesting of the RSUs and shall remain in full force and effect.
14.7Governing Law; Venue. This RSU Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California. For purposes of any action, lawsuit, or other proceedings brought to enforce this RSU Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of the State of California, or the federal courts for Northern District of California, and no other courts, where this grant is made and/or to be performed.
14.8Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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14.9Severability. The provisions of this RSU Agreement are severable and if any one or more provisions are determined to be invalid, illegal or otherwise unenforceable in any respect, each such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions of the RSU Agreement shall not in any way be affected or impaired thereby.
14.10Waiver. The Participant acknowledges that a waiver by the Company of any provision, or breach thereof, of this RSU agreement on any occasion shall not operate or be construed as a waiver of such provision on any other occasion or as a waiver of any other provision of this RSU Agreement, or of any subsequent breach by Participant or any other participant.
14.11Appendix. Notwithstanding any provisions in this RSU Agreement, the RSU grant shall be subject to any additional or different terms and conditions set forth in the Appendix to this Restricted Stock Unit Agreement for the Participant’s country (the “Appendix”) set forth as Exhibit A to this Restricted Stock Unit Agreement. Moreover, if the Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this RSU Agreement.
15.REGULATION S REPRESENTATIONS AND RESTRICTIONS. If the Participant’s address is an address located outside of the United States, the Participant makes the following additional representations, warranties and agreements:
(a)The Participant is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the RSUs and the Shares to such Participant was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Participant is not acquiring the RSUs or any Shares that may be issued upon vesting and settlement of the RSUs for the account or benefit of any U.S. Person;
(b)The Participant will not, during the Restricted Period applicable to the Shares set forth in the legend set forth below (the “Restricted Period”) and in any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and
(c)The Participant will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable U.S. state or non-U.S. securities laws.
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(d)The Participant acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of these restrictions. The Participant acknowledges and agrees that the certificates evidencing the Shares will bear the legend set forth below (in addition to any other legend required by applicable U.S. or non-U.S. federal or state securities laws or provided in any other agreement with the Company:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.
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EXHIBIT A
Unity Software Inc.
2019 Stock Plan
Appendix to Restricted Stock Unit Agreement (Global)
Terms and Conditions
This Appendix includes additional terms and conditions that govern the RSUs granted to the Participant under the Plan if the Participant resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Restricted Stock Unit Agreement to which this Appendix is attached.
If the Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the terms and conditions contained herein shall be applicable to the Participant. References to the Participant’s Employer shall include any entity that engages the Participant’s services.
Notifications
This Appendix also includes information regarding securities, exchange controls, tax, and certain other issues of which the Participant should be aware with respect to the Participant’s participation in the Plan. The information is provided solely for the convenience of the Participant and is based on the securities, exchange control, tax, and other laws in effect in the respective countries as of August 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information noted herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date by the time the Participant vests in the RSUs or sells any Shares acquired at vesting of the RSUs.
In addition, the information contained in this Appendix is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of any particular result. Accordingly, the Participant should seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.
Finally, the Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to the Participant in the same manner.

TERMS AND CONDITIONS APPLICABLE TO NON-U.S. PARTICIPANTS
In accepting the RSUs, the Participant acknowledges, understands and agrees to the following:
1.Data Privacy Information. The Company is located at 30 3rd Street, San Francisco, CA 94103, United States, and grants Awards to employees of the Company and its Participating Companies, at the Company’s sole discretion. If the Participant would like to participate in the Plan, please review the following information about the Company’s data processing practices.
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The following provision applies to Participants who work and/or reside outside the European Union/European Economic Area.
Data Collection and Usage. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in the Grant Notice and the RSU Agreement by and among, as applicable, the Company or, if different, the Participant’s Employer and its Participating Companies or affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
Data Processing. The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, without limitation, the Participant’s the Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality and citizenship, job title, any Shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.
Stock Plan Administration, Data Transfer, Retention and Data Subject Rights. The Participant understands that the Data will be transferred to the Solium Plan Manager, LLC (including its affiliated companies) (“Solium”) and /or Stock & Option Solutions (“SOS”), which is assisting the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the Participant’s country of work and/or residence, or elsewhere, and that any recipient’s country may have different data privacy laws and protections than the Participant’s country of work and/or residence. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the Company, Solium, SOS and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, his or her employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that the Company would not be able to grant the Participant RSUs or other equity awards or administer or maintain such awards. Therefore, the Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the Participant’s local human resources representative.
The following provision applies to Participants who work and/or reside inside the European Union/European Economic Area (including the United Kingdom).
Data Collection and Usage. The Company or, if different, the Participant’s Employer, and its Participating Companies or affiliates collect, process, transfer and use personal data about the Participant that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include the Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality and citizenship, job title, any Shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), which the Company receives from the Participant or the Employer.
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Purposes and Legal Bases of Processing. The Company processes the Data for the purpose of performing its contractual obligations under the RSU Agreement, granting RSUs, implementing, administering and managing the Participant’s participation in the Plan. The legal basis for the processing of the Data by the Company and the third party service providers described below is the necessity of the data processing for the Company to perform its contractual obligations under the RSU Agreement and for the Company’s legitimate business interests of managing the Plan and generally administering employee equity awards.
Stock Plan Administration Service Providers. The Company transfers Data to Solium Plan Manager, LLC (including its affiliated companies) (“Solium”) and Stock Option Solutions (“SOS”), independent service providers with operations, relevant to the Company, in Canada and the United States, which assists the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Participant’s Data with another service provider that serves in a similar manner. The Company’s service provider may open an account for the Participant to receive and trade Shares. The processing of the Participant’s Data will take place through both electronic and non-electronic means. The Participant may be asked to agree on separate terms and data processing practices with Solium or SOS, with such agreement being a condition of the ability to participate in the Plan.
International Data Transfers. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that Participant may request a list with the names and addresses of any then-current recipients of the Data by contacting the Participant’s local human resources representative. When transferring Data to its affiliates, Solium and SOS, the Company provides appropriate safeguards described in the Company’s applicable policy on data privacy.
Data Retention. The Company will use the Participant’s Data only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities, and labor laws. When the Company no longer needs the Participant’s Data, the Company will remove it from its systems. The Company may keep some of the Participant’s Data longer to satisfy legal or regulatory obligations and the Company’s legal basis for such use would be necessity to comply with legal obligations.
Contractual Requirement. The Participant’s provision of Data and its processing as described above is a contractual requirement and a condition to the Participant’s ability to participate in the Plan. The Participant understands that, as a consequence of the Participant’s refusing to provide Data, the Company may not be able to allow the Participant to participate in the Plan, grant RSUs to the Participant or administer or maintain such RSUs. However, the Participant’s participation in the Plan and his or her acceptance of the RSU Agreement are purely voluntary. While the Participant will not receive RSUs if he or she decides against participating in the Plan or providing Data as described above, the Participant’s career and salary will not be affected in any way.
Data Subject Rights. The Participant has a number of rights under data privacy laws in his or her country. Depending on where the Participant is based, the Participant’s rights may include the right to (i) request access or copies of the Participant’s Data the Company processes, (ii) rectify incorrect Data and/or delete the Participant’s Data, (iii) restrict processing of the Participant’s Data, (iv) portability of the Participant’s Data, (v) lodge complaints with the competent data protection authorities in the Participant’s country and/or (vi) obtain a list with the names and addresses of any recipients of the Participant’s Data. To receive clarification regarding the Participant’s rights or to exercise the Participant’s rights please contact the Company at Unity Software Inc., stockadmin@unity3d.com, Attn: Stock Administrator.
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2.Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as the Participant is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or the Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by the Participant before possessing the inside information. Furthermore, the Participant may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and the Participant should speak to his or her personal advisor on this matter.
3.Language. Participant acknowledges that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Participant to understand the terms and conditions of this RSU Agreement. Furthermore, if the Participant has received this RSU Agreement, or any other document related to the RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.Foreign Asset/Account Reporting Requirements. The Participant acknowledges that there may be certain foreign asset and/or account, exchange control and/or tax reporting requirements which may affect the Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including any proceeds arising from the sale of Shares or the payment of any cash dividends on the Shares) in a bank or brokerage account outside his or her country. The applicable laws of the Participant’s country may require that the Participant report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. The Participant also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is the Participant’s responsibility to be compliant with such regulations and the Participant should speak with his or her personal advisor on this matter.
5.Additional Acknowledgments and Agreements. In accepting the RSUs, Participant also acknowledges, understands and agrees that:
5.1the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
5.2the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;
5.3all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company;
5.4the RSUs and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Participating Company or affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Participating Company or affiliate of the Company, as applicable, to terminate the Participant at any time;
5.5The Participant is voluntarily participating in the Plan;
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5.6the RSUs and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
5.7The RSUs and the Shares subject to the RSUs, and the income from and value of same, are an extraordinary item of compensation outside the scope of the Participant’s employment contract, if any, and is not to be considered part of his or her normal or expected compensation for any purpose, including calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement benefits or similar payments.
5.8the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;
5.9unless otherwise agreed with the Company, the RSUs and the Shares underlying the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, service the Participant may provide as a Director of a Subsidiary Corporation;
5.10no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of the Participant’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or providing Service or the terms of Participant’s employment or service agreement, if any);
5.11for purposes of the RSUs, the Participant’s Service will be considered terminated as of the date the Participant is no longer actively providing Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is providing Service or the terms of the Participant’s employment or service agreement, if any), and unless otherwise determined by the Company, the Participant’s right to vest under the Service-Based Requirement of the RSUs will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is providing Service or the terms of Participant’s employment or Service agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing Service for purposes of the RSUs (including whether the Participant may still be considered to be providing Service while on a leave of absence);
5.12unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this RSU Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;
5.13the RSUs and the Shares subject to the RSUs are not part of normal or expected compensation or salary for any purpose; and
5.14neither the Company, the Employer nor any Parent Corporation, Subsidiary Corporation or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to the Participant pursuant to the vesting of the RSUs or the subsequent sale of any Shares acquired upon vesting.
BELGIUM
Notifications
Foreign Asset / Account Tax Reporting Information. Belgian residents are required to report any security or bank accounts (including brokerage accounts) opened and maintained outside Belgium on his or her annual tax return. In a separate report, they must provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which such account was opened). The forms to complete this report are available on the website of the National Bank of Belgium.
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CANADA
Terms and Conditions
Settlement. The following provision supplements Section 3.1(c) of the Restricted Stock Unit Agreement:
Notwithstanding any discretion in the Plan or anything to the contrary in this RSU Agreement, this grant of RSUs shall be settled only in Shares. This provision is without prejudice to the application of Section 3.2 of the Restricted Stock Unit Agreement.
Termination of Service. The following provision replaces Section 5.11 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:
For purposes of the RSUs, the Participant’s Service will be considered terminated as of the date that is the earliest of (i) the date of termination of the Participant’s Service, (ii) the date the Participant receives notice of termination from the Employer, and (iii) the date the Participant is no longer actively providing Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of Canadian employment laws or the terms of the Participant’s employment or service agreement, if any), and unless otherwise determined by the Company, the Participant’s right to vest under the Service-Based Requirement of the RSU will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian employment laws or the terms of Participant’s employment or service agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing Service for purposes of his or her RSU grant (including whether the Participant may still be considered to be providing Service while on a leave of absence).
The following provisions will apply if the Participant is a resident of Quebec:
Authorization to Release and Transfer Necessary Personal Information. The following provision supplements Section 1 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:
The Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Participant further authorizes the Company and/or any Participating Company to disclose and discuss the Plan with their advisors. The Participant further authorizes the Company and any Participating Company to record such information and to keep such information in the Participant’s employee file.
French Language Provision. The parties acknowledge that it is their express wish that the RSU Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de la Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
Notifications
Securities Law Information. The sale or other disposal of the Shares acquired at vesting of the RSU may not take place within Canada.
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Foreign Asset/Account Reporting Information. The Participant is required to report any foreign specified property on form T1135 (Foreign Income Verification Statement) if the total value of the foreign specified property exceeds C$100,000 at any time in the year. Foreign specified property includes Shares acquired under the Plan, and may include the RSUs. The RSUs must be reported (generally at a nil cost) if the $100,000 cost threshold is exceeded because of other foreign property the Participant holds. If Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if the Participant owns other Shares, this ACB may have to be averaged with the ACB of the other Shares. The form must be filed by April 30 of the following year. The Participant should consult with the Participant’s personal legal advisor to ensure compliance with applicable reporting obligations.
CHINA
Terms and Conditions
The following provisions apply to the Participant if the Participant is a People’s Republic of China (“PRC”) national:
Vesting of RSUs. The following provision supplements Section 3.1 of the Restricted Stock Unit Agreement.
In addition to the Service-Based Requirement and the Liquidity Event Requirement, the vesting of the RSUs is conditioned on the Company’s completion of a registration of the Plan with the PRC State Administration of Foreign Exchange, or its local counterpart (“SAFE”) and on the continued effectiveness of such registration (the “SAFE Registration Requirement”). In the event that the SAFE Registration Requirement has not been met prior to any date(s) on which the RSUs are otherwise scheduled to vest based on satisfaction of the Service-Based Requirement and the Liquidity Event Requirement, the vesting date for any such RSUs shall instead occur once the SAFE Registration Requirement is met, as determined by the Company in its sole discretion (the “Actual Vesting Date”).
If or to the extent the Company is unable to complete or maintain the SAFE registration, no Shares subject to the RSUs for which a SAFE registration cannot be completed or maintained shall be issued.
Forced Sale of Shares. The Company has discretion to arrange for the sale of the Shares issued upon settlement of the RSUs, either immediately upon settlement or at any time thereafter. In any event, if the Participant’s Service is terminated, the Participant will be required to sell all Shares acquired upon settlement of the RSUs within such time period as required by the Company in accordance with SAFE requirements. Any Shares remaining in the Participant’s brokerage account at the end of this period shall be sold by the broker (on the Participant’s behalf and the Participant hereby authorizes such sale). The Participant agrees to sign any additional agreements, forms and/or consents that reasonably may be requested by the Company (or the Company’s designated broker) to effectuate the sale of Shares (including, without limitation, as to the transfer of the sale proceeds and other exchange control matters noted below) and shall otherwise cooperate with the Company with respect to such matters. The Participant acknowledges that neither the Company nor the designated broker is under any obligation to arrange for the sale of Shares at any particular price (it being understood that the sale will occur in the market) and that broker’s fees and similar expenses may be incurred in any such sale. In any event, when the Shares are sold, the sale proceeds, less any withholding of Tax Liability, broker’s fees or commissions, and any similar expenses of the sale will be remitted to the Participant in accordance with applicable exchange control laws and regulations.
Due to fluctuations in the Share price and/or the U.S. Dollar exchange rate between the settlement date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the fair market value of the Shares on the vesting date (which is the amount relevant to determining the Participant’s tax liability). The Participant understands and agrees that the Company is not responsible for the amount of any loss the Participant may incur and that the Company assumes no liability for any fluctuation in the Share price and/or U.S. Dollar exchange rate.
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Shares Must Remain With Company’s Designated Broker. The Participant agrees to hold any Shares received upon settlement of the RSUs with the Company’s designated broker until the Shares are sold. The limitation shall apply to all Shares issued to the Participant under the Plan, whether or not the Participant remains in Service.
Exchange Control Obligations. The Participant understands and agrees that the Participant will be required to immediately repatriate to China the proceeds from the sale of any Shares acquired under the Plan and any cash dividends paid on such Shares. The Participant further understands that such repatriation of proceeds may need to be effected through a special bank account established by the Company (or a Participating Company), and the Participant hereby consents and agrees that any sale proceeds and cash dividends may be transferred to such special account by the Company (or a Participating Company) on the Participant’s behalf prior to being delivered to the Participant and that no interest shall be paid with respect to funds held in such account.
The proceeds may be paid to the Participant in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid to the Participant in U.S. dollars, the Participant understands that a U.S. dollar bank account in China must be established and maintained so that the proceeds may be deposited into such account. If the proceeds are paid to the Participant in local currency, the Participant acknowledges that the Company (or its Participating Companies) are under no obligation to secure any particular exchange conversion rate and that the Company (or its Participating Companies) may face delays in converting the proceeds to local currency due to exchange control restrictions. The Participant agrees to bear any currency fluctuation risk between the time the Shares are sold and the net proceeds are converted into local currency and distributed to the Participant. The Participant further agrees to comply with any other requirements that may be imposed by the Company (or its Participating Companies) in the future in order to facilitate compliance with exchange control requirements in China.
COLOMBIA
Terms and Conditions
Nature of Grant. Pursuant to article 127 of the Colombian Labor Code, neither the RSUs nor any proceeds or other funds the Participant may receive pursuant to the RSUs will be considered a salary payment for any legal purpose, including, but not limited to, determining vacation pay, termination indemnities, payroll taxes or social insurance contributions. In consequence, the RSUs and any proceeds or other funds the Participant may receive pursuant to the RSUs will be considered as non-salary payments as per Article 128 of the Colombian Labor Code (as amended by Article 15 of Law 50 of 1990) and Article 17 of Law 344 of 1996.
Notifications
Securities Law Information. The Shares are not and will not be registered in the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and, therefore, the Shares may not be offered to the public in Colombia. Nothing in the Grant Notice, the RSU Agreement, the Plan or any other document related to the RSUs shall be construed as the making of a public offer of securities in Colombia.
Exchange Control Information. The Participant is responsible for complying with any and all Colombian foreign exchange requirements in connection with the RSUs, any Shares acquired and funds remitted into Colombia in connection with the Plan. This may include, among others, reporting obligations to the Central Bank (Banco de la República) and, in certain circumstances, repatriation requirements. The Participant is responsible for ensuring his or her compliance with any applicable requirements and should speak to his or her personal legal advisor on this matter.
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Foreign Asset / Account Tax Reporting Information. The Participant must file an annual return providing details of assets held abroad to the Colombian Tax Office (Dirección de Impuestos y Aduanas Nacionales). If the individual value of these assets exceeds a certain threshold (currently 3,580 UVT or approximately COP 118,698,000), the Participant must identify and characterize each asset, specify the jurisdiction in which it is located, and provide its value.
The Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.
DENMARK
Terms and Conditions
Stock RSU Act Notification. Following the grant of the RSUs, the Participant will be provided with an employer statement translated into Danish, which is being provided to comply with the Danish Stock Option Act.
Notifications
Foreign Asset / Account Tax Reporting Information. If the Participant establishes an account holding Shares or cash outside Denmark, the Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank.
FINLAND
There are no country-specific terms.
FRANCE
Terms and Conditions
Type of RSUs. The RSUs are not intended to qualify for specific tax or social security treatment in France.
Language Consent. By accepting the RSUs, the Participant confirms having read and understood the documents relating to this grant (the Plan and the RSU Agreement), which were provided in English language. The Participant accepts the terms of those documents accordingly.
En acceptant l’attribution, vous confirmez ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués en langue anglaise. Vous acceptez les termes en connaissance de cause.
Notifications
Foreign Asset/Account Reporting Notification. French residents holding cash or securities (including Shares acquired under the Plan) outside France must declare such accounts to the French Tax Authorities when filing their annual tax returns.
GERMANY
Notifications
Exchange Control Notification. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If the Participant makes or receives a payment in excess of this amount in connection with the Participant’s participation in the Plan, the Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).
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Foreign Asset/Account Reporting Notification. If the Participant’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, the Participant will need to report the acquisition when the Participant files the Participant’s tax return for the relevant year. A qualified participation is attained if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) in the unlikely event the Participant holds Shares exceeding 1% of the total Stock.
IRELAND
Notifications
Director Notification Obligation. Directors, shadow directors or secretaries of an Irish Subsidiary Corporation must notify the Irish Subsidiary Corporation in writing within five business days of receiving or disposing of an interest in the Company (e.g., RSUs granted under the Plan, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time, but only to the extent such individuals own 1% or more of the total Stock. If applicable, this notification requirement also applies with respect to the interests of the spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary).
JAPAN
Notifications
Foreign Asset / Account Reporting Information. The Participant will be required to report details of any assets held outside Japan as of December 31st to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15th each year. The Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to him or her and whether the requirement extends to any outstanding RSUs, Shares and/or cash acquired under the Plan.
LITHUANIA
Terms and Conditions
Language Consent. By accepting the RSUs, the Participant unambiguously and irrevocably confirms having read and understood the documents relating to the RSU right (the Plan and the RSU Agreement), which were prepared and provided in English language. The Participant confirms and declares fully and wholly accepting the terms of those documents accordingly.
Priimdamas RSUs, Dalyvis nedviprasmiškai ir neatšaukiamai patvirtina, jog, perskaitė ir suprato dokumentus susijusius su RSU teise (Planą ir Sutartį), kurie yra parengti ir pateikti anglų kalba. Atitinkamai, Dalyvis patvirtina ir pareiškia, jog pilvai ir visiškai sutinka su šiuose dokumentuose išdėstytomis sąlygomis.
Notifications
Foreign Asset / Account Reporting Information. Lithuanian residents holding Shares acquired under the Plan outside Lithuania (in the securities accounts open with the non-Lithuanian brokers, credit institutions or similar) have to declare their foreign accounts where such securities are held to State Tax Inspectorate of the Republic of Lithuania (“STI”).
Tax Reporting Requirements. The Participant must file an annual tax return providing details of income received from abroad (including income in kind – the Shares once they are obtained under the title of ownership) to the STI.
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NETHERLANDS
There are no country-specific terms.
SINGAPORE
Terms and Conditions
Restriction on Sale of Shares. The RSUs are subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and the Participant will not be able to make any subsequent offer to sell or sale of the Shares in Singapore, unless such offer or sale is made (1) after six (6) months from the Date of Grant or (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.
Notifications
Securities Law Notice. The offer of the Plan, the grant of the RSUs, and the value of the underlying Shares on exercise are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
Chief Executive Officer and Director Notification. The Participant understands and acknowledges that if the Participant is the Chief Executive Officer (“CEO”), director, associate director or shadow director of a Singapore Participating Company, the Participant is subject to certain notification requirements under the Singapore Companies Act, regardless of whether the Participant is a Singapore resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore Participating Company in writing when the Participant receives an interest (e.g., RSUs or Shares) in the Participating Company. In addition, the Participant must notify the Singapore Participating Company when the Participant sells Shares (including when the Participant sells Shares acquired under the Plan). These notifications must be made within two days of acquiring or disposing of any interest in the Participating Company. In addition, a notification must be made of the Participant's interests in the Participating Company within two days of becoming the CEO, director, associate director or shadow director.
SOUTH KOREA
Notifications
Foreign Asset / Account Tax Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency). The Participant should consult with his or her personal tax advisor to ensure compliance with the applicable requirements.
SWEDEN
There are no country-specific provisions.
TAIWAN
Terms and Conditions
Securities Law Information. The offer of participation in the Plan is available only for Employees and Consultants. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.
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Data Privacy. The following provision supplements Section 1 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:
The Participant hereby acknowledges having read and understood Section 1 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above and, by participating in the Plan, agrees to such terms. In this regard, upon request of the Company or a Participating Company, the Participant agrees to provide any executed data privacy consent form (or any other agreements or consents that may be required by the Company or a Participating Company) that the Company and/or a Participating Company may deem necessary under applicable data privacy laws, either now or in the future. The Participant understands that he or she will not be able to participate in the Plan if he or she fails to execute any such consent or agreement.
Notifications
Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of Shares) into Taiwan up to a certain amount per year. Participant understands that if he or she is a Taiwanese resident, and the transaction amount is exceeds US $500,000 in a single transaction, Participant may need to submit a foreign exchange transaction form and provide supporting documentation to the satisfaction of the remitting bank.
UNITED KINGDOM
Terms and Conditions
Tax Responsibility and Satisfaction. The following provision supplements Section 3.2 of the Restricted Stock Unit Agreement:
Income tax and national insurance contributions may arise on vesting of (or any other dealing in) the RSUs, and Participant agrees to meet any such Tax Liability, including employee’s primary Class 1 and employer’s secondary Class 1 national insurance contributions arising on vesting of in the RSUs for which the employer is required to account to HMRC. It is a condition of accepting the RSUs that, if required by the Company or any Participating Company, the Participant enter into such arrangements as the Company or any Participating Company may require for satisfaction of those Tax Liabilities. The Participant acknowledges that he or she may be required, prior to vesting of the RSUs, to enter into a joint election whereby the employer's liability for national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC.
Without limitation to Section 3.2 of the Restricted Stock Unit Agreement, the Participant agrees that the Participant is responsible for all Tax Liability and hereby covenants to pay all such Tax Liabilities, as and when requested by the Company or a Participating Company or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Participant also agrees to indemnify and keep indemnified the Company and its Participating Companies against any Tax Liability they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Participant’s behalf.
Notwithstanding the foregoing, if the Participant is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), the Participant understands that the Participant may not be able to indemnify the Company for the amount of any Tax Liability not collected from or paid by the Participant, in case the indemnification could be considered to be a loan. In this case, the Tax Liability not collected or paid within 90 days of the end of the U.K. tax year in which the taxable event occurs may constitute a benefit to the Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Participant understands that the Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or a Participating Company (as appropriate) the amount of any employee NICs due on this additional benefit, which may also be recovered from the Participant by any of the means referred to in Section 3.2 of the Restricted Stock Unit Agreement.
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Section 431 Election. As a condition of participation in the Plan and the vesting of the RSUs, the Participant agrees, jointly with the Employer, that the Participant shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Participant will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the vesting of the RSUs as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Participant must enter into such election, a copy of which is attached hereto as Exhibit B, concurrent with the execution of the RSU Agreement or at such later time agreed to by the Company or the Employer but in no event later than 14 days after the date the RSUs vest.

Participant:
Date:

By my additional signature below, I, the Participant, hereby declare that I agree with the data processing practices described in Section 1 of Exhibit A to the Restricted Stock Unit Agreement and consent to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned therein, including recipients located in countries which do not provide an adequate level of protection from an European (or other non-U.S.) data protection law perspective, for the purposes described in Section 1 of Exhibit A to the Restricted Stock Unit Agreement. I understand that I may withdraw my consent at any time with future effect for any or no reason as described in Section 1 of Exhibit A to the Restricted Stock Unit Agreement.

Signature:

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EXHIBIT B
Section 431 Election for U.K. PARTICIPANTS
Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003
One Part Election
1.Between

the Employee
Name of employee

whose National Insurance Number is
National Insurance Number
and
the Company (who is the Employee’s employer)	[INSERT]
of Company Registration Number	[INSERT]

2.Purpose of Election
This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.
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3.Application
This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to:

Number of securities	All securities

Description of securities	Shares of common stock of Unity Software Inc.

Name of issues of securities	Unity Software Inc.

To be acquired by the Employee on or after the date of this Election under the terms of the Unity Software Inc. 2019 Stock Plan.
4.Extent of Application
This election disapplies:
* S.431(1) ITEPA: All restrictions attaching to the securities.
5.Declaration
This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.
In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company
Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.

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THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE U.S. SECURITIES ACT OF 1933.
UNITY SOFTWARE INC.
RESTRICTED STOCK UNIT AGREEMENT
(Global)
Unity Software Inc. has granted to the Participant named in the Notice of Grant of Restricted Stock Units (the “Grant Notice”), to which this Restricted Stock Unit Agreement is attached, Restricted Stock Units (the “RSUs”) over shares of Stock (the “Shares”) upon the terms and conditions set forth in the Grant Notice and this Restricted Stock Unit Agreement, including the Appendix, as defined below (the Stock RSU Agreement and Appendix, together, are referred to as the “RSU Agreement”). The RSUs have been granted pursuant to and shall in all respects be subject to the terms and conditions of the Unity Software Inc. 2019 Stock Plan (the “Plan”), as amended to the Date of Grant, the provisions of which are incorporated herein by reference. By signing the Grant Notice, the Participant: (a) acknowledges receipt of, and represents that the Participant has read and is familiar with, the Grant Notice, this RSU Agreement and the Plan, (b) accepts the RSUs subject to all of the terms and conditions of the Grant Notice, this RSU Agreement and the Plan, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Grant Notice, this RSU Agreement or the Plan.
1.DEFINITIONS AND CONSTRUCTION.
1.1Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Grant Notice or the Plan.
1.2Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of this RSU Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
2.ADMINISTRATION.
All questions of interpretation concerning the Grant Notice, this RSU Agreement, the Plan or any other form of agreement or other document employed by the Company in the administration of the Plan or the RSUs shall be determined by the Board. All such determinations by the Board shall be final, binding and conclusive upon all persons having an interest in the RSUs. Any and all actions, decisions and determinations taken or made by the Board in the exercise of its discretion pursuant to the Plan or the RSUs or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest in the RSUs. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, or election.
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3.VESTING AND SETTLEMENT OF THE RSUs.
3.1Vesting. Settlement of the RSUs is conditioned on satisfaction of two vesting requirements before the expiration date set forth in the Grant Notice (or earlier termination of RSUs pursuant to the RSU Agreement or the Plan): a time-based requirement (the “Time-Based Requirement”) and a liquidity event requirement (the “Liquidity Event Requirement”), each as described below. RSUs will vest only as set forth in clauses (a) and (b) below if both of these requirements are satisfied on or before the expiration date set forth in the Grant Notice (or earlier termination of RSUs pursuant to the RSU Agreement or the Plan).
(a)Time-Based Requirement. Provided the Participant is providing continuous Service on each applicable date, the Time-Based Requirement will be satisfied as to the applicable percentage of the total number of RSUs granted on the applicable Quarterly Installment Date set forth in the Vesting Schedule in the Grant Notice. For avoidance of doubt, if the Participant’s continuous Service is terminated prior to the satisfaction of the Liquidity Event Requirement, all RSUs (regardless of whether or not, or the extent to which, the Time-Based Requirement had been satisfied as to such RSUs) will automatically terminate and be cancelled upon such termination of Service.
(b)Liquidity Event Requirement. The Liquidity Event Requirement will be satisfied on the first to occur of (i) a Change in Control, as defined in Section 2.1(f)(i) of the Plan; or (ii) the first sale of Stock pursuant to an initial public offering or in connection with a direct listing (in either case, an “IPO”) registered under the Securities Act, in either case, subject to the Participant’s continuous Service through the applicable date. For avoidance of doubt, if the Liquidity Event Requirement is met before the Time-Based Requirement, upon satisfaction of the Liquidity Event Requirement, the RSUs will vest with respect only to that portion of the RSUs for which the Time-Based Requirement has been met, and the Participant may subsequently vest in additional RSUs to the extent he or she remains in continuous Service through subsequent vest dates under the Time-Based Requirement. However, if the Liquidity Event Requirement is not satisfied on or before the earlier of (1) the expiration date set forth in the Grant Notice and (2) the termination of the Participant’s continuous Service, all RSUs (regardless of whether or not, or the extent to which, the Time-Based Requirement had been satisfied as to such RSUs) will automatically terminate and be cancelled upon such applicable date.
(c)Settlement of RSUs. If RSUs vest as provided for above, subject to the satisfaction of any withholding obligations for Tax Liability set forth in Section 3.2 of this RSU Agreement, the Company will deliver to the Participant a number of Shares equal to the number of vested RSUs, on a date determined by the Company, in its sole and absolute discretion, on or after the applicable vesting date(s), but in no event later than March 15th of the calendar year following the year in which the applicable vesting date occurs. In this regard, if the RSUs vest as a result of an IPO, such delivery of Shares will occur on the earlier of (i) the first Quarterly Installment Date that is on or after the first trading day following expiration of any applicable “lock up” period after the effective date of the IPO, or if no such lock-up period applies, the first Quarterly Installment Date that occurs following the IPO; or (ii) March 15th of the calendar year following the year in which the IPO occurs. In all cases, the delivery of Shares is intended to comply with U.S. Treasury Regulation Section 1.409A-1(b)(4) and will be construed and administered in such a manner.
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3.2Tax Responsibility and Satisfaction. Regardless of any action taken by the Company and its Participating Companies with respect to any income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items associated with the grant or vesting of the RSUs or sale of the underlying Shares or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (the “Tax Liability”), the Participant hereby acknowledges and agrees that the Tax Liability shall be the Participant’s ultimate responsibility and may exceed the amount, if any, actually withheld by the Company or any Participating Company. The Participant further acknowledges that the Company and its Participating Companies (a) make no representations or undertakings regarding any Tax Liability in connection with any aspect of the RSUs, including, but not limited to, the grant or vesting of the RSUs, the issuance of Shares pursuant to such vesting, the subsequent sale of Shares, and the payment of any dividends on the Shares; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate the Participant’s liability for Tax Liability or achieve a particular tax result. Further, if the Participant is subject to Tax Liability in more than one jurisdiction, the Participant acknowledges that the Company and/or a Participating Company (or former employer, as applicable) may be required to withhold or account for Tax Liability in more than one jurisdiction.
Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees as a condition of his or her participation in the Plan to make arrangements satisfactory to the Company and its Participating Companies to enable them to satisfy all withholding, payment on account and/or collection requirements associated with the full satisfaction of the Tax Liability, including authorizing the Company or the Participating Company to satisfy any applicable withholding obligations with regard to any Tax Liability by one or a combination of the following methods: (i) withholding all applicable amounts from the Participant’s wages or other cash compensation due to the Participant, in accordance with any requirements under the laws, rules, and regulations of the country of which the Participant is a resident, and (ii) act as the Participant’s agent to sell sufficient shares of Stock for the proceeds to settle such requirements (on the Participant’s behalf pursuant to this authorization without further consent); (iii) withholding Shares otherwise issuable to the Participant upon vesting of the RSUs; or (iv) any other method determined by the Company to be in compliance with applicable law. Notwithstanding the foregoing, if the Participant is subject to the reporting obligations of Section 16(a) of the Exchange Act at the time of the relevant tax withholding event, satisfaction of the Tax Liability by means of the method described in clause (iii) of the previous sentence will be subject to advance approval by the Board or a Committee constituted in accordance with Rule 16b-3 under the Exchange Act.
The Company may withhold or account for the Participant’s Tax Liability by considering statutory withholding amounts or other applicable withholding rates in the Participant’s jurisdiction(s), including (1) maximum applicable rates, in which case the Participant may receive a refund of any over-withheld amount in cash (whether from applicable tax authorities or the Company) and will have no entitlement to the equivalent amount in Shares or (2) minimum or such other applicable rates, in which case the Participant may be solely responsible for paying any additional Tax Liability to the applicable tax authorities. If the Tax Liability is satisfied by withholding Shares, for tax purposes, the Participant is deemed to have been issued the full number of Shares subject to the exercised portion of the Option, notwithstanding that a number of the Shares is held back solely for the purpose of paying the Tax Liability.
Furthermore, the Participant agrees to pay the Company or the Participating Company any amount the Company or any Participating Company may be required to withhold, collect or pay as a result of the Participant’s participation in the Plan or that cannot be satisfied by the means previously described. The Participant acknowledges that he or she may not participate in the Plan and the Company shall have no obligation to deliver Shares until the Tax Liability has been fully satisfied by the Participant, as determined by the Company.
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3.3Beneficial Ownership of Shares; Certificate Registration. The Participant hereby authorizes the Company, in its sole discretion, to deposit for the benefit of the Participant with any broker with which the Participant has an account relationship of which the Company has notice any or all Shares acquired by the Participant pursuant to the vesting of the RSU. Except as provided by the preceding sentence, a certificate for the Shares as to which the RSUs are vested shall be registered in the name of the Participant, or, if applicable, in the names of the heirs of the Participant.
3.4Restrictions on Grant of the RSU and Issuance of Shares. The grant of the RSUs and the issuance of Shares upon vesting of the RSUs shall be subject to compliance with all applicable requirements of U.S. or non-U.S. federal, state or local law with respect to such securities. No Shares may be issued at vesting of the RSUs if such issuance would constitute a violation of any applicable U.S. or non-U.S. federal, state or local securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Shares may be issued at vesting of the RSUs unless (i) a registration statement under the Securities Act shall at the time of vesting of the RSUs be in effect with respect to the Shares issuable upon vesting of the RSUs or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon vesting of the RSUs may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act or otherwise in compliance with the Securities Act and (iii) the Company has obtained such other approvals from governmental agencies and/or has completed any registration or other qualification of such Shares under any state or non-United States law that the Company determines are necessary or advisable. THE PARTICIPANT IS CAUTIONED THAT NO SHARES MAY BE ISSUED AT VESTING OF THE RSUs UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE PARTICIPANT MAY NOT RECEIVE SHARES AT THE TIME OF VESTING EVEN THOUGH THE RSU IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares subject to the RSU shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. As a condition to the grant and vesting of the RSU, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
3.5Fractional Shares. The Company shall not be required to issue fractional shares upon vesting of the RSUs.
4.NONTRANSFERABILITY OF THE RSUs.
The RSU shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.
5.EFFECT OF TERMINATION OF SERVICE.
Upon termination of the Participant’s continuous Service prior to the satisfaction of the Liquidity Event Requirement, all RSUs (regardless of whether or not, or the extent to which, the Time-Based Requirement had been satisfied as to such RSUs) will automatically terminate and be cancelled upon such termination of Service. Upon termination of the Participant’s continuous Service on or after the satisfaction of the Liquidity Event Requirement, any RSUs that have yet to satisfy the Time-Based Requirement will automatically terminate and be cancelled upon such termination of Service. Any RSUs that are cancelled under this Section 5 shall be forfeited by the Participant at no cost to the Company and the Participant will have no further right, title or interest in such RSUs or to the underlying Shares.
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6.EFFECT OF CHANGE IN CONTROL.
In the event of a Change in Control, except to the extent that the Board determines to cash out the RSUs in accordance with Section 13.1(c) of the Plan, any surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of the Participant, assume or continue in full force and effect the Company’s rights and obligations under all or any portion of the RSUs for which the Time-Based Requirement was not met at the time of the Change in Control (or which otherwise did not vest as a result of the Change in Control) or substitute for all or any portion of such RSUs substantially equivalent RSUs for the Acquiror’s stock. For purposes of this Section, such RSUs or any portion thereof shall be deemed assumed if, following the Change in Control, the RSUs confer the right to receive, subject to the terms and conditions of the Plan and this RSU Agreement, for each Share subject to such portion of the RSUs immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Board may, with the consent of the Acquiror, provide for the consideration to be received upon vesting of the RSUs for each Share to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Board may, in its discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Board’s good faith estimate of the present value of the probable future payment of such consideration. The RSUs shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the RSUs are neither assumed nor continued by an Acquiror in connection with the Change in Control nor vested as of the time of the Change in Control. Notwithstanding the foregoing, Shares acquired upon vesting of the RSUs prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such Shares shall continue to be subject to all applicable provisions of this RSU Agreement except as otherwise provided herein.
7.ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE.
Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of the Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the RSUs, in order to prevent dilution or enlargement of the Participant’s rights under the RSUs. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” Any fractional Share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number. Such adjustments shall be determined by the Board, and its determination shall be final, binding and conclusive.
8.RIGHTS AS A STOCKHOLDER.
The Participant shall have no rights as a stockholder with respect to any Shares covered by the RSU until the date of the issuance of the Shares following the vesting of the RSUs (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Shares are issued, except as provided in Section 7.
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9.RESTRICTIONS ON TRANSFER OF SHARES.
9.1Board Approval Requirement. Prior to the earlier of a Deemed Liquidation Event (as defined in the Company’s Certificate of Incorporation) or the date that securities of the Company are first offered to the public pursuant to a registration statement declared effective by the U.S. Securities and Exchange Commission under the Securities Act, any Shares acquired upon vesting of the RSUs are Restricted Shares, as defined in the Company’s Amended and Restated Bylaws (the “Bylaws”), and are subject to the transfer restrictions set forth in the Bylaws. In this regard, except for certain Exempt Transfers (as defined in the Bylaws), the Participant may not directly or indirectly transfer (whether by sale, gift, merger, consolidation, operation of law or otherwise), assign, pledge, lend, grant any option, right or warrant to purchase or otherwise dispose of or encumber such Restricted Shares or any economic or voting rights or other interests therein to any person or entity, or enter into any agreement, arrangement or understanding to do any of the foregoing (collectively, “Transfer”), without the consent of the Board prior to such Transfer, which approval may be granted or withheld in the Board’s sole and absolute discretion, as further set forth in Bylaws. If the Board approves a Transfer of Restricted Shares, the Participant remains subject to any other applicable restrictions on Transfer in respect thereof, including, without limitation, the Right of First Refusal set forth in Section 9.2 below.
9.2Right of First Refusal.
(a)Grant of Right of First Refusal. Except as provided in Sections 9.2(g), 9.2(j) and Section 13 below, in the event the Participant, the Participant’s legal representative or other holder of Shares acquired upon vesting of the RSUs proposes to sell, exchange, transfer, pledge, or otherwise dispose of any Shares (the “Transfer Shares”) to any person or entity, including, without limitation, any stockholder of a Participating Company, the Company shall have the right to repurchase the Transfer Shares under the terms and subject to the conditions set forth in this Section 9.2 (the “Right of First Refusal”).
(b)Notice of Proposed Transfer. Prior to any proposed transfer of the Transfer Shares, the Participant shall deliver written notice (the “Transfer Notice”) to the Company describing fully the proposed transfer, including the number of Transfer Shares, the name and address of the proposed transferee (the “Proposed Transferee”) and, if the transfer is voluntary, the proposed transfer price, and containing such information necessary to show the bona fide nature of the proposed transfer. In the event of a bona fide gift or involuntary transfer, the proposed transfer price shall be deemed to be the Fair Market Value of the Transfer Shares, as determined by the Board in good faith. If the Participant proposes to transfer any Transfer Shares to more than one Proposed Transferee, the Participant shall provide a separate Transfer Notice for the proposed transfer to each Proposed Transferee. The Transfer Notice shall be signed by both the Participant and the Proposed Transferee and must constitute a binding commitment of the Participant and the Proposed Transferee for the transfer of the Transfer Shares to the Proposed Transferee subject only to the Right of First Refusal.
(c)Bona Fide Transfer. If the Company determines that the information provided by the Participant in the Transfer Notice is insufficient to establish the bona fide nature of a proposed voluntary transfer, the Company shall give the Participant written notice of the Participant’s failure to comply with the procedure described in this Section 9.2, and the Participant shall have no right to transfer the Transfer Shares without first complying with the procedure described in this Section 9.2. The Participant shall not be permitted to transfer the Transfer Shares if the proposed transfer is not bona fide.
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(d)Exercise of Right of First Refusal. If the Company determines the proposed transfer to be bona fide, the Company shall have the right to purchase all, but not less than all, of the Transfer Shares (except as the Company and the Participant otherwise agree) at the purchase price and on the terms set forth in the Transfer Notice by delivery to the Participant of a notice of exercise of the Right of First Refusal within thirty (30) days after the date the Transfer Notice is delivered to the Company. The Company’s exercise or failure to exercise the Right of First Refusal with respect to any proposed transfer described in a Transfer Notice shall not affect the Company’s right to exercise the Right of First Refusal with respect to any proposed transfer described in any other Transfer Notice, whether or not such other Transfer Notice is issued by the Participant or issued by a person other than the Participant with respect to a proposed transfer to the same Proposed Transferee. If the Company exercises the Right of First Refusal, the Company and the Participant shall thereupon consummate the sale of the Transfer Shares to the Company on the terms set forth in the Transfer Notice within sixty (60) days after the date the Transfer Notice is delivered to the Company (unless a longer period is offered by the Proposed Transferee); provided, however, that in the event the Transfer Notice provides for the payment for the Transfer Shares other than in cash, the Company shall have the option of paying for the Transfer Shares by the present value cash equivalent of the consideration described in the Transfer Notice as reasonably determined by the Company. For purposes of the foregoing, cancellation of any indebtedness of the Participant to any Participating Company shall be treated as payment to the Participant in cash to the extent of the unpaid principal and any accrued interest canceled. Notwithstanding anything contained in this Section to the contrary, the period during which the Company may exercise the Right of First Refusal and consummate the purchase of the Transfer Shares from the Participant shall terminate no sooner than the completion of a period of eight (8) months following the date on which the Participant acquired the Transfer Shares upon vesting of the RSUs.
(e)Failure to Exercise Right of First Refusal. If the Company fails to exercise the Right of First Refusal in full (or to such lesser extent as the Company and the Participant otherwise agree) within the period specified in Section 9.2(d) above, the Participant may conclude a transfer to the Proposed Transferee of the Transfer Shares on the terms and conditions described in the Transfer Notice, provided such transfer occurs not later than ninety (90) days following delivery to the Company of the Transfer Notice. The Company shall have the right to demand further assurances from the Participant and the Proposed Transferee (in a form satisfactory to the Company) that the transfer of the Transfer Shares was actually carried out on the terms and conditions described in the Transfer Notice. No Transfer Shares shall be transferred on the books of the Company until the Company has received such assurances, if so demanded, and has approved the proposed transfer as bona fide. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Participant, shall again be subject to the Right of First Refusal and shall require compliance by the Participant with the procedure described in this Section 9.
(f)Transferees of Transfer Shares. All transferees of the Transfer Shares or any interest therein, other than the Company, shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such Transfer Shares or interest therein subject to all of the terms and conditions of this RSU Agreement, including this Section 9 providing for the Board approval requirement and the Right of First Refusal with respect to any subsequent transfer. Any sale or transfer of any Shares acquired upon vesting of the RSUs shall be void unless the provisions of this Section 9 are met.
(g)Transfers Not Subject to Right of First Refusal. The Right of First Refusal shall not apply to any transfer or exchange of the Shares acquired upon vesting of the RSUs if such transfer or exchange is in connection with an Ownership Change Event. If the consideration received pursuant to such transfer or exchange consists of stock of a Participating Company, such consideration shall remain subject to the Right of First Refusal unless the provisions of Section 9.2(i) below result in a termination of the Right of First Refusal.
(h)Assignment of Right of First Refusal. The Company shall have the right to assign the Right of First Refusal at any time, whether or not there has been an attempted transfer, to one or more persons as may be selected by the Company.
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(i)Early Termination of Right of First Refusal. The other provisions of this RSU Agreement notwithstanding, the Right of First Refusal shall terminate and be of no further force and effect upon (a) the occurrence of a Change in Control, unless the Acquiror assumes the Company’s rights and obligations under the RSUs or substitutes substantially equivalent RSUs for the Acquiror’s stock for the RSUs, or (b) the existence of a public market for the class of Shares subject to the Right of First Refusal. A “public market” shall be deemed to exist if (i) such Shares are listed on a national securities exchange (as that term is used in the Exchange Act) or (ii) such Shares are traded on the over‑the‑counter market and prices therefor are published daily on business days in a recognized financial journal.
(j)Waiver of Right of First Refusal. The Company’s Chief Financial Officer and Chief Executive Officer each shall have the power to waive the Right of First Refusal with respect to the requested number of Transfer Shares, if such transfer is made for bona fide estate planning purposes, either during the Participant’s lifetime or on death by will or intestacy to his or her spouse, child (natural or adopted), or any other direct lineal descendant of the Participant (or his or her spouse) (all of the foregoing collectively referred to as “Family Members”), or any other relative or person approved by the Board, or any custodian or trustee of any trust, partnership or limited liability company for the benefit of, or the ownership interests of which are owned wholly by, the Participant or any such Family Members.
10.STOCK DISTRIBUTIONS SUBJECT TO RSU AGREEMENT.
If, from time to time, there is any stock dividend, stock split or other change, as described in Section 7, in the character or amount of any of the outstanding stock of the corporation the stock of which is subject to the provisions of this RSU Agreement, then in such event any and all new, substituted or additional securities to which the Participant is entitled by reason of the Participant’s ownership of the Shares acquired upon vesting of the RSUs shall be immediately subject to the Right of First Refusal with the same force and effect as the shares subject to the Right of First Refusal immediately before such event.
11.LEGENDS.
The Company may at any time place legends referencing the restrictions on Transfer set forth in Section 9, including the Board approval requirement and the Right of First Refusal and any applicable U.S. or non-U.S. federal or state securities law restrictions on all certificates representing Shares subject to the provisions of this RSU Agreement. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to the RSUs in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to, the following:
11.1“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
11.2“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND REPURCHASE RSUs IN FAVOR OF THE CORPORATION OR ITS ASSIGNEE SET FORTH IN AN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, OR SUCH HOLDER’ S PREDECESSOR IN INTEREST, AS WELL AS RESTRICTIONS ON TRANSFER SET FORTH IN THE CORPORATION’S AMENDED AND RESTATED BYLAWS, A COPY OF EACH OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION.”
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12.LOCK-UP AGREEMENT.
The Participant hereby agrees that in the event of any underwritten public offering of stock, including an underwritten IPO, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Participant shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however, that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the public offering under the Securities Act. The Participant hereby agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing within a reasonable timeframe if so requested by the Company.
13.VIOLATION OF RESTRICTIONS ON TRANSFER OF SHARES.
No Shares acquired upon vesting of the RSUs may be sold, exchanged, transferred (including, without limitation, any transfer to a nominee or agent of the Participant), assigned, pledged, hypothecated or otherwise disposed of, including by operation of law in any manner which violates any of the provisions of this RSU Agreement, and any such attempted disposition shall be void. The Company shall not be required (a) to transfer on its books any Shares which will have been transferred in violation of any of the provisions set forth in this RSU Agreement or (b) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares will have been so transferred.
14.MISCELLANEOUS PROVISIONS.
14.1.Termination or Amendment. The Board may terminate or amend the Plan or the RSU at any time; provided, however, that except as provided in Section 6 in connection with a Change in Control, no such termination or amendment may adversely affect the RSUs or any unvested portion hereof without the consent of the Participant unless such termination or amendment is necessary to comply with any applicable law or government regulation, including, but not limited to Section 409A of the Code. No amendment or addition to this RSU Agreement shall be effective unless in writing.
14.2Compliance with Section 409A. The Company intends that income realized by the Participant pursuant to the Plan and this RSU Agreement will not be subject to taxation under Section 409A of the Code. The provisions of the Plan and this RSU Agreement shall be interpreted and construed in favor of satisfying any applicable requirements of Section 409A of the Code. The Company, in its reasonable discretion, may amend (including retroactively) the Plan and this Agreement in order to conform to the applicable requirements of Section 409A of the Code, including amendments to facilitate the Participant’s ability to avoid taxation under Section 409A of the Code. However, the preceding provisions shall not be construed as a guarantee by the Company of any particular tax result for income realized by the Participant pursuant to the Plan or this RSU Agreement. In any event, and except for the responsibilities of the Company set forth in Section 3.2, no Participating Company shall be responsible for the payment of any applicable Tax Liability incurred by the Participant on income realized by the Participant pursuant to the Plan or this RSU Agreement.
14.3Further Instruments. The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this RSU Agreement.
14.4Binding Effect. This RSU Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer set forth herein, be binding upon the Participant and the Participant’s heirs, executors, administrators, successors and assigns.
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14.5Delivery of Documents and Notices. Any document relating to participation in the Plan, or any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given (except to the extent that this RSU Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery, electronic delivery at the e-mail address, if any, provided for the Participant by a Participating Company, or upon deposit in the U.S. Post Office or non-U.S. postal service, by registered or certified mail, or with a nationally recognized overnight courier service, with postage and fees prepaid, addressed to the other party at the address of such party set forth in the Grant Notice or at such other address as such party may designate in writing from time to time to the other party.
(a)Description of Electronic Delivery. The Plan documents, which may include but do not necessarily include: the Plan, the Grant Notice, this RSU Agreement, and any reports of the Company provided generally to the Company’s stockholders, may be delivered to the Participant electronically. In addition, if permitted by the Company, the Participant may deliver electronically the Grant Notice to the Company or to such third party involved in administering the Plan as the Company may designate from time to time. Such means of electronic delivery may include but do not necessarily include the delivery of a link to a Company intranet or the Internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b)Consent to Electronic Delivery. The Participant acknowledges that the Participant has read Section 14.5(a) of this RSU Agreement and consents to the electronic delivery of the Plan documents and, if permitted by the Company, the delivery of the Grant Notice, as described in Section 14.5(a). The Participant acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Participant by contacting the Company by telephone or in writing. The Participant further acknowledges that the Participant will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails. Similarly, the Participant understands that the Participant must provide the Company or any third party administrator designated by the Company with a paper copy of any documents if the attempted electronic delivery of such documents fails. The Participant may revoke his or her consent to the electronic delivery of documents described in Section 16.5(a) or may change the electronic mail address to which such documents are to be delivered (if Participant has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.
14.6Integrated Agreement. The Grant Notice, this RSU Agreement and the Plan, together with any employment, service or other agreement with the Participant and the Company referring to the RSUs, shall constitute the entire understanding and agreement of the Participant and the Company with respect to the subject matter contained herein or therein and supersede any prior agreements, understandings, restrictions, representations, or warranties among the Participant and the Participating Company Group with respect to such subject matter. To the extent contemplated herein or therein, the provisions of the Grant Notice, the RSU Agreement and the Plan shall survive any vesting of the RSUs and shall remain in full force and effect.
14.7Governing Law; Venue. This RSU Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California. For purposes of any action, lawsuit, or other proceedings brought to enforce this RSU Agreement, relating to it, or arising from it, the parties hereby submit to and consent to the sole and exclusive jurisdiction of the courts of the State of California, or the federal courts for Northern District of California, and no other courts, where this grant is made and/or to be performed.
14.8Counterparts. The Grant Notice may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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14.9Severability. The provisions of this RSU Agreement are severable and if any one or more provisions are determined to be invalid, illegal or otherwise unenforceable in any respect, each such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions of the RSU Agreement shall not in any way be affected or impaired thereby.
14.10Waiver. The Participant acknowledges that a waiver by the Company of any provision, or breach thereof, of this RSU agreement on any occasion shall not operate or be construed as a waiver of such provision on any other occasion or as a waiver of any other provision of this RSU Agreement, or of any subsequent breach by Participant or any other participant.
14.11Appendix. Notwithstanding any provisions in this RSU Agreement, the RSU grant shall be subject to any additional or different terms and conditions set forth in the Appendix to this Restricted Stock Unit Agreement for the Participant’s country (the “Appendix”) set forth as Exhibit A to this Restricted Stock Unit Agreement. Moreover, if the Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this RSU Agreement.
15.REGULATION S REPRESENTATIONS AND RESTRICTIONS. If the Participant’s address is an address located outside of the United States, the Participant makes the following additional representations, warranties and agreements:
(a)The Participant is not a U.S. Person as defined in Rule 902(k) of Regulation S under the Securities Act. The offer and sale of the RSUs and the Shares to such Participant was made in an offshore transaction (as defined in Rule 902(h) of Regulation S), no directed selling efforts (as defined in Rule 902(c) of Regulation S) were made in the United States, and the Participant is not acquiring the RSUs or any Shares that may be issued upon vesting and settlement of the RSUs for the account or benefit of any U.S. Person;
(b)The Participant will not, during the Restricted Period applicable to the Shares set forth in the legend set forth below (the “Restricted Period”) and in any certificate representing the Shares, offer or sell any of the foregoing securities (or create or maintain any derivative position equivalent thereto) in the United States, to or for the account or benefit of a U.S. Person or other than in accordance with Regulation S; and
(c)The Participant will, after the expiration of the applicable Restricted Period, offer, sell, pledge or otherwise transfer the Shares (or create or maintain any derivative position equivalent thereto) only pursuant to registration under the Securities Act or any available exemption therefrom and, in any case, in accordance with applicable U.S. state or non-U.S. securities laws.
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(d)The Participant acknowledges and agrees that the Company shall not register the transfer of the Shares in violation of these restrictions. The Participant acknowledges and agrees that the certificates evidencing the Shares will bear the legend set forth below (in addition to any other legend required by applicable U.S. or non-U.S. federal or state securities laws or provided in any other agreement with the Company:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, AND THE COMPANY DOES NOT INTEND TO REGISTER THEM. PRIOR TO A DATE THAT IS ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, THE SHARES MAY NOT BE OFFERED OR SOLD (INCLUDING OPENING A SHORT POSITION IN SUCH SECURITIES) IN THE UNITED STATES OR TO U.S. PERSONS AS DEFINED BY RULE 902(k) ADOPTED UNDER THE ACT, OTHER THAN TO DISTRIBUTORS, UNLESS THE SHARES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HOLDERS OF SHARES PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK, MAY RESELL SUCH SECURITIES ONLY PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT OR OTHERWISE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT, OR IN TRANSACTIONS EFFECTED OUTSIDE OF THE UNITED STATES PROVIDED THEY DO NOT SOLICIT (AND NO ONE ACTING ON THEIR BEHALF SOLICITS) PARTICIPANTS IN THE UNITED STATES OR OTHERWISE ENGAGE(S) IN SELLING EFFORTS IN THE UNITED STATES AND PROVIDED THAT HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. A HOLDER OF THE SECURITIES WHO IS A DISTRIBUTOR, DEALER, SUB-UNDERWRITER OR OTHER SECURITIES PROFESSIONAL, IN ADDITION, CANNOT PRIOR TO ONE-YEAR STARTING FROM THE DATE OF SALE OF THE STOCK RESELL THE SECURITIES TO A U.S. PERSON AS DEFINED BY RULE 902(k) OF REGULATION S UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

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EXHIBIT A
Unity Software Inc.
2019 Stock Plan
Appendix to Restricted Stock Unit Agreement (Global)
Terms and Conditions
This Appendix includes additional terms and conditions that govern the RSUs granted to the Participant under the Plan if the Participant resides and/or works outside of the United States. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan and/or the Restricted Stock Unit Agreement to which this Appendix is attached.
If the Participant is a citizen or resident of a country other than the one in which he or she is currently working and/or residing, transfers to another country after the Date of Grant, is a consultant, changes employment status to a consultant, or is considered a resident of another country for local law purposes, the Company shall, in its discretion, determine the extent to which the terms and conditions contained herein shall be applicable to the Participant. References to the Participant’s Employer shall include any entity that engages the Participant’s services.
Notifications
This Appendix also includes information regarding securities, exchange controls, tax, and certain other issues of which the Participant should be aware with respect to the Participant’s participation in the Plan. The information is provided solely for the convenience of the Participant and is based on the securities, exchange control, tax, and other laws in effect in the respective countries as of August 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that the Participant not rely on the information noted herein as the only source of information relating to the consequences of the Participant’s participation in the Plan because the information may be out of date by the time the Participant vests in the RSUs or sells any Shares acquired at vesting of the RSUs.
In addition, the information contained in this Appendix is general in nature and may not apply to the Participant’s particular situation, and the Company is not in a position to assure the Participant of any particular result. Accordingly, the Participant should seek appropriate professional advice as to how the applicable laws in his or her country may apply to his or her situation.
Finally, the Participant understands that if he or she is a citizen or resident of a country other than the one in which he or she is currently residing and/or working, transfers to another country after the Date of Grant, or is considered a resident of another country for local law purposes, the notifications contained herein may not be applicable to the Participant in the same manner.

TERMS AND CONDITIONS APPLICABLE TO NON-U.S. PARTICIPANTS
In accepting the RSUs, the Participant acknowledges, understands and agrees to the following:
1.Data Privacy Information. The Company is located at 30 3rd Street, San Francisco, CA 94103, United States, and grants Awards to employees of the Company and its Participating Companies, at the Company’s sole discretion. If the Participant would like to participate in the Plan, please review the following information about the Company’s data processing practices.
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The following provision applies to Participants who work and/or reside outside the European Union/European Economic Area.
Data Collection and Usage. The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant’s personal data as described in the Grant Notice and the RSU Agreement by and among, as applicable, the Company or, if different, the Participant’s Employer and its Participating Companies or affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan.
Data Processing. The Participant understands that the Company and the Employer may hold certain personal information about the Participant, including, without limitation, the Participant’s the Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality and citizenship, job title, any Shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), for the purpose of implementing, administering and managing the Plan.
Stock Plan Administration, Data Transfer, Retention and Data Subject Rights. The Participant understands that the Data will be transferred to the Solium Plan Manager, LLC (including its affiliated companies) (“Solium”), Equity Plan Solutions (“EPS”), and/or such other stock plan service provider as the Company may select to assist the Company with the implementation, administration and management of the Plan. The Participant understands that the recipients of the Data may be located in the Participant’s country of work and/or residence, or elsewhere, and that any recipient’s country may have different data privacy laws and protections than the Participant’s country of work and/or residence. The Participant understands that the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant’s local human resources representative. The Participant authorizes the Company, Solium, EPS and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan. The Participant understands that the Participant may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant’s local human resources representative. Further, the Participant understands that he or she is providing the consents herein on a purely voluntary basis. If the Participant does not consent, or if the Participant later seeks to revoke his or her consent, his or her employment status or service with the Employer will not be affected; the only consequence of refusing or withdrawing the Participant’s consent is that the Company would not be able to grant the Participant RSUs or other equity awards or administer or maintain such awards. Therefore, the Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of the Participant’s refusal to consent or withdrawal of consent, the Participant understands that the Participant may contact the Participant’s local human resources representative.
The following provision applies to Participants who work and/or reside inside the European Union/European Economic Area (including the United Kingdom).
Data Collection and Usage. The Company or, if different, the Participant’s Employer, and its Participating Companies or affiliates collect, process, transfer and use personal data about the Participant that is necessary for the purpose of implementing, administering and managing the Plan. This personal data may include the Participant’s name, home address, email address and telephone number, date of birth, social insurance number, passport or other identification number, salary, nationality and citizenship, job title, any Shares or directorships held in the Company, details of all awards or other entitlements to Shares, granted, canceled, exercised, vested, unvested or outstanding in the Participant’s favor (“Data”), which the Company receives from the Participant or the Employer.
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Purposes and Legal Bases of Processing. The Company processes the Data for the purpose of performing its contractual obligations under the RSU Agreement, granting RSUs, implementing, administering and managing the Participant’s participation in the Plan. The legal basis for the processing of the Data by the Company and the third party service providers described below is the necessity of the data processing for the Company to perform its contractual obligations under the RSU Agreement and for the Company’s legitimate business interests of managing the Plan and generally administering employee equity awards.
Stock Plan Administration Service Providers. The Company transfers Data to Solium Plan Manager, LLC (including its affiliated companies) (“Solium”), Equity Plan Solutions (“EPS”), independent service providers with operations, relevant to the Company, in Canada and the United States, and/or such other stock plan service provider as the Company may select to assist the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Participant’s Data with another service provider that serves in a similar manner. The Company’s service provider may open an account for the Participant to receive and trade Shares. The processing of the Participant’s Data will take place through both electronic and non-electronic means. The Participant may be asked to agree on separate terms and data processing practices with Solium, EPS, or such other stock plan service provider as may be selected by the Company, with such agreement being a condition of the ability to participate in the Plan.
International Data Transfers. The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than the Participant’s country. The Participant understands that Participant may request a list with the names and addresses of any then-current recipients of the Data by contacting the Participant’s local human resources representative. When transferring Data to its affiliates, Solium, EPS, or such other stock plan service provider as may be selected by the Company, the Company provides appropriate safeguards described in the Company’s applicable policy on data privacy.
Data Retention. The Company will use the Participant’s Data only as long as is necessary to implement, administer and manage the Participant’s participation in the Plan or as required to comply with legal or regulatory obligations, including under tax, exchange control, securities, and labor laws. When the Company no longer needs the Participant’s Data, the Company will remove it from its systems. The Company may keep some of the Participant’s Data longer to satisfy legal or regulatory obligations and the Company’s legal basis for such use would be necessity to comply with legal obligations.
Contractual Requirement. The Participant’s provision of Data and its processing as described above is a contractual requirement and a condition to the Participant’s ability to participate in the Plan. The Participant understands that, as a consequence of the Participant’s refusing to provide Data, the Company may not be able to allow the Participant to participate in the Plan, grant RSUs to the Participant or administer or maintain such RSUs. However, the Participant’s participation in the Plan and his or her acceptance of the RSU Agreement are purely voluntary. While the Participant will not receive RSUs if he or she decides against participating in the Plan or providing Data as described above, the Participant’s career and salary will not be affected in any way.
Data Subject Rights. The Participant has a number of rights under data privacy laws in his or her country. Depending on where the Participant is based, the Participant’s rights may include the right to (i) request access or copies of the Participant’s Data the Company processes, (ii) rectify incorrect Data and/or delete the Participant’s Data, (iii) restrict processing of the Participant’s Data, (iv) portability of the Participant’s Data, (v) lodge complaints with the competent data protection authorities in the Participant’s country and/or (vi) obtain a list with the names and addresses of any recipients of the Participant’s Data. To receive clarification regarding the Participant’s rights or to exercise the Participant’s rights please contact the Company at Unity Software Inc., stockadmin@unity3d.com, Attn: Stock Administrator.
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2.Insider Trading Restrictions/Market Abuse Laws. The Participant acknowledges that, depending on his or her country, Participant may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, which may affect his or her ability to directly or indirectly accept, acquire, sell or attempt to sell or otherwise dispose of Shares or rights to the Shares, or rights linked to the value of Shares during such times as the Participant is considered to have “inside information” regarding the Company (as defined by the laws and/or regulations in applicable jurisdictions or the Participant’s country). Local insider trading laws and regulations may prohibit the cancellation or amendment of orders placed by the Participant before possessing the inside information. Furthermore, the Participant may be prohibited from (i) disclosing inside information to any third party, including fellow employees (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them to otherwise buy or sell securities. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Participant acknowledges that it is the Participant’s responsibility to comply with any applicable restrictions, and the Participant should speak to his or her personal advisor on this matter.
3.Language. Participant acknowledges that he or she is sufficiently proficient in English, or has consulted with an advisor who is sufficiently proficient in English, so as to allow the Participant to understand the terms and conditions of this RSU Agreement. Furthermore, if the Participant has received this RSU Agreement, or any other document related to the RSUs and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.
4.Foreign Asset/Account Reporting Requirements. The Participant acknowledges that there may be certain foreign asset and/or account, exchange control and/or tax reporting requirements which may affect the Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including any proceeds arising from the sale of Shares or the payment of any cash dividends on the Shares) in a bank or brokerage account outside his or her country. The applicable laws of the Participant’s country may require that the Participant report such accounts, assets, the balances therein, the value thereof and/or the transactions related thereto to the applicable authorities in such country. The Participant also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to his or her country through a designated bank or broker within a certain time after receipt. It is the Participant’s responsibility to be compliant with such regulations and the Participant should speak with his or her personal advisor on this matter.
5.Additional Acknowledgments and Agreements. In accepting the RSUs, Participant also acknowledges, understands and agrees that:
5.1the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;
5.2the grant of the RSUs is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;
5.3all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Company;
5.4the RSUs and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or service contract with the Company, Employer, or any Participating Company or affiliate of the Company, and shall not interfere with the ability of the Company, the Employer or any Participating Company or affiliate of the Company, as applicable, to terminate the Participant at any time;
5.5The Participant is voluntarily participating in the Plan;
5.6the RSUs and any Shares acquired under the Plan, and the income from and value of same, are not intended to replace any pension rights or compensation;
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5.7The RSUs and the Shares subject to the RSUs, and the income from and value of same, are an extraordinary item of compensation outside the scope of the Participant’s employment contract, if any, and is not to be considered part of his or her normal or expected compensation for any purpose, including calculating severance, resignation, redundancy, end of service payments, bonuses, long-service awards, holiday pay, pension or retirement benefits or similar payments.
5.8the future value of the Shares underlying the RSUs is unknown, indeterminable, and cannot be predicted with certainty;
5.9unless otherwise agreed with the Company, the RSUs and the Shares underlying the RSUs, and the income from and value of same, are not granted as consideration for, or in connection with, service the Participant may provide as a Director of a Subsidiary Corporation;
5.10no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs resulting from the termination of the Participant’s Service (for any reason whatsoever, whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or providing Service or the terms of Participant’s employment or service agreement, if any);
5.11for purposes of the RSUs, the Participant’s Service will be considered terminated as of the date the Participant is no longer actively providing Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is providing Service or the terms of the Participant’s employment or service agreement, if any), and unless otherwise determined by the Company, the Participant’s right to vest under the Time-Based Requirement of the RSUs will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where the Participant is providing Service or the terms of Participant’s employment or Service agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing Service for purposes of the RSUs (including whether the Participant may still be considered to be providing Service while on a leave of absence);
5.12unless otherwise provided in the Plan or by the Company in its discretion, the RSUs and the benefits evidenced by this RSU Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company;
5.13the RSUs and the Shares subject to the RSUs are not part of normal or expected compensation or salary for any purpose; and
5.14neither the Company, the Employer nor any Parent Corporation, Subsidiary Corporation or affiliate of the Company shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to the Participant pursuant to the vesting of the RSUs or the subsequent sale of any Shares acquired upon vesting.
BELGIUM
Notifications
Foreign Asset / Account Tax Reporting Information. Belgian residents are required to report any security or bank accounts (including brokerage accounts) opened and maintained outside Belgium on his or her annual tax return. In a separate report, they must provide the National Bank of Belgium with certain details regarding such foreign accounts (including the account number, bank name and country in which such account was opened). The forms to complete this report are available on the website of the National Bank of Belgium.
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CANADA
Terms and Conditions
Settlement. The following provision supplements Section 3.1(c) of the Restricted Stock Unit Agreement:
Notwithstanding any discretion in the Plan or anything to the contrary in this RSU Agreement, this grant of RSUs shall be settled only in Shares. This provision is without prejudice to the application of Section 3.2 of the Restricted Stock Unit Agreement.
Termination of Service. The following provision replaces Section 5.11 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:
For purposes of the RSUs, the Participant’s Service will be considered terminated as of the date that is the earliest of (i) the date of termination of the Participant’s Service, (ii) the date the Participant receives notice of termination from the Employer, and (iii) the date the Participant is no longer actively providing Service (regardless of the reason for such termination and whether or not later found to be invalid or in breach of Canadian employment laws or the terms of the Participant’s employment or service agreement, if any), and unless otherwise determined by the Company, the Participant’s right to vest in the RSUs will terminate as of such date and will not be extended by any notice period (e.g., the Participant’s period of Service would not include any contractual notice period or any period of “garden leave” or similar period mandated under Canadian employment laws or the terms of Participant’s employment or service agreement, if any); the Committee shall have the exclusive discretion to determine when Participant is no longer actively providing Service for purposes of his or her RSU grant (including whether the Participant may still be considered to be providing Service while on a leave of absence).
The following provisions will apply if the Participant is a resident of Quebec:
Authorization to Release and Transfer Necessary Personal Information. The following provision supplements Section 1 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:
The Participant hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Participant further authorizes the Company and/or any Participating Company to disclose and discuss the Plan with their advisors. The Participant further authorizes the Company and any Participating Company to record such information and to keep such information in the Participant’s employee file.
French Language Provision. The parties acknowledge that it is their express wish that the RSU Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.
Les parties reconnaissent avoir exigé la rédaction en anglais de la Convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.
Notifications
Securities Law Information. The sale or other disposal of the Shares acquired at vesting of the RSU may not take place within Canada.
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Foreign Asset/Account Reporting Information. The Participant is required to report any foreign specified property on form T1135 (Foreign Income Verification Statement) if the total value of the foreign specified property exceeds C$100,000 at any time in the year. Foreign specified property includes Shares acquired under the Plan, and may include the RSUs. The RSUs must be reported (generally at a nil cost) if the $100,000 cost threshold is exceeded because of other foreign property the Participant holds. If Shares are acquired, their cost generally is the adjusted cost base (“ACB”) of the Shares. The ACB ordinarily would equal the fair market value of the Shares at the time of acquisition, but if the Participant owns other Shares, this ACB may have to be averaged with the ACB of the other Shares. The form must be filed by April 30 of the following year. The Participant should consult with the Participant’s personal legal advisor to ensure compliance with applicable reporting obligations.
CHINA
Terms and Conditions
The following provisions apply to the Participant if the Participant is a People’s Republic of China (“PRC”) national:
Vesting of RSUs. The following provision supplements Section 3.1 of the Restricted Stock Unit Agreement.
In addition to the Time-Based Requirement and the Liquidity Event Requirement, the vesting of the RSUs is conditioned on the Company’s completion of a registration of the Plan with the PRC State Administration of Foreign Exchange, or its local counterpart (“SAFE”) and on the continued effectiveness of such registration (the “SAFE Registration Requirement”). In the event that the SAFE Registration Requirement has not been met prior to any date(s) on which the RSUs are otherwise scheduled to vest based on satisfaction of the Time-Based Requirement and the Liquidity Event Requirement, the vesting date for any such RSUs shall instead occur once the SAFE Registration Requirement is met, as determined by the Company in its sole discretion (the “Actual Vesting Date”).
If or to the extent the Company is unable to complete or maintain the SAFE registration, no Shares subject to the RSUs for which a SAFE registration cannot be completed or maintained shall be issued.
Forced Sale of Shares. The Company has discretion to arrange for the sale of the Shares issued upon settlement of the RSUs, either immediately upon settlement or at any time thereafter. In any event, if the Participant’s Service is terminated, the Participant will be required to sell all Shares acquired upon settlement of the RSUs within such time period as required by the Company in accordance with SAFE requirements. Any Shares remaining in the Participant’s brokerage account at the end of this period shall be sold by the broker (on the Participant’s behalf and the Participant hereby authorizes such sale). The Participant agrees to sign any additional agreements, forms and/or consents that reasonably may be requested by the Company (or the Company’s designated broker) to effectuate the sale of Shares (including, without limitation, as to the transfer of the sale proceeds and other exchange control matters noted below) and shall otherwise cooperate with the Company with respect to such matters. The Participant acknowledges that neither the Company nor the designated broker is under any obligation to arrange for the sale of Shares at any particular price (it being understood that the sale will occur in the market) and that broker’s fees and similar expenses may be incurred in any such sale. In any event, when the Shares are sold, the sale proceeds, less any withholding of Tax Liability, broker’s fees or commissions, and any similar expenses of the sale will be remitted to the Participant in accordance with applicable exchange control laws and regulations.
Due to fluctuations in the Share price and/or the U.S. Dollar exchange rate between the settlement date and (if later) the date on which the Shares are sold, the sale proceeds may be more or less than the fair market value of the Shares on the vesting date (which is the amount relevant to determining the Participant’s tax liability). The Participant understands and agrees that the Company is not responsible for the amount of any loss the Participant may incur and that the Company assumes no liability for any fluctuation in the Share price and/or U.S. Dollar exchange rate.
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Shares Must Remain With Company’s Designated Broker. The Participant agrees to hold any Shares received upon settlement of the RSUs with the Company’s designated broker until the Shares are sold. The limitation shall apply to all Shares issued to the Participant under the Plan, whether or not the Participant remains in Service.
Exchange Control Obligations. The Participant understands and agrees that the Participant will be required to immediately repatriate to China the proceeds from the sale of any Shares acquired under the Plan and any cash dividends paid on such Shares. The Participant further understands that such repatriation of proceeds may need to be effected through a special bank account established by the Company (or a Participating Company), and the Participant hereby consents and agrees that any sale proceeds and cash dividends may be transferred to such special account by the Company (or a Participating Company) on the Participant’s behalf prior to being delivered to the Participant and that no interest shall be paid with respect to funds held in such account.
The proceeds may be paid to the Participant in U.S. dollars or local currency at the Company’s discretion. If the proceeds are paid to the Participant in U.S. dollars, the Participant understands that a U.S. dollar bank account in China must be established and maintained so that the proceeds may be deposited into such account. If the proceeds are paid to the Participant in local currency, the Participant acknowledges that the Company (or its Participating Companies) are under no obligation to secure any particular exchange conversion rate and that the Company (or its Participating Companies) may face delays in converting the proceeds to local currency due to exchange control restrictions. The Participant agrees to bear any currency fluctuation risk between the time the Shares are sold and the net proceeds are converted into local currency and distributed to the Participant. The Participant further agrees to comply with any other requirements that may be imposed by the Company (or its Participating Companies) in the future in order to facilitate compliance with exchange control requirements in China.
COLOMBIA
Terms and Conditions
Nature of Grant. Pursuant to article 127 of the Colombian Labor Code, neither the RSUs nor any proceeds or other funds the Participant may receive pursuant to the RSUs will be considered a salary payment for any legal purpose, including, but not limited to, determining vacation pay, termination indemnities, payroll taxes or social insurance contributions. In consequence, the RSUs and any proceeds or other funds the Participant may receive pursuant to the RSUs will be considered as non-salary payments as per Article 128 of the Colombian Labor Code (as amended by Article 15 of Law 50 of 1990) and Article 17 of Law 344 of 1996.
Notifications
Securities Law Information. The Shares are not and will not be registered in the Colombian registry of publicly traded securities (Registro Nacional de Valores y Emisores) and, therefore, the Shares may not be offered to the public in Colombia. Nothing in the Grant Notice, the RSU Agreement, the Plan or any other document related to the RSUs shall be construed as the making of a public offer of securities in Colombia.
Exchange Control Information. The Participant is responsible for complying with any and all Colombian foreign exchange requirements in connection with the RSUs, any Shares acquired and funds remitted into Colombia in connection with the Plan. This may include, among others, reporting obligations to the Central Bank (Banco de la República) and, in certain circumstances, repatriation requirements. The Participant is responsible for ensuring his or her compliance with any applicable requirements and should speak to his or her personal legal advisor on this matter.
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Foreign Asset / Account Tax Reporting Information. The Participant must file an annual return providing details of assets held abroad to the Colombian Tax Office (Dirección de Impuestos y Aduanas Nacionales). If the individual value of these assets exceeds a certain threshold (currently 3,580 UVT or approximately COP 118,698,000), the Participant must identify and characterize each asset, specify the jurisdiction in which it is located, and provide its value.
The Participant should consult with his or her personal legal advisor to ensure compliance with the applicable requirements.
DENMARK
Terms and Conditions
Stock Option Act Notification. Following the grant of the RSUs, the Participant will be provided with an employer statement translated into Danish, which is being provided to comply with the Danish Stock Option Act.
Notifications
Foreign Asset / Account Tax Reporting Information. If the Participant establishes an account holding Shares or cash outside Denmark, the Participant must report the account to the Danish Tax Administration. The form which should be used in this respect can be obtained from a local bank.
FINLAND
There are no country-specific terms.
FRANCE
Terms and Conditions
Type of RSUs. The RSUs are not intended to qualify for specific tax or social security treatment in France.
Language Consent. By accepting the RSUs, the Participant confirms having read and understood the documents relating to this grant (the Plan and the RSU Agreement), which were provided in English language. The Participant accepts the terms of those documents accordingly.
En acceptant l’attribution, vous confirmez ainsi avoir lu et compris les documents relatifs à cette attribution (le Plan et ce Contrat) qui ont été communiqués en langue anglaise. Vous acceptez les termes en connaissance de cause.
Notifications
Foreign Asset/Account Reporting Notification. French residents holding cash or securities (including Shares acquired under the Plan) outside France must declare such accounts to the French Tax Authorities when filing their annual tax returns.
GERMANY
Notifications
Exchange Control Notification. Cross-border payments in excess of €12,500 (including transactions made in connection with the sale of securities) must be reported monthly to the German Federal Bank (Bundesbank). If the Participant makes or receives a payment in excess of this amount in connection with the Participant’s participation in the Plan, the Participant must report the payment to Bundesbank electronically using the “General Statistics Reporting Portal” (“Allgemeines Meldeportal Statistik”) available via Bundesbank’s website (www.bundesbank.de).
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Foreign Asset/Account Reporting Notification. If the Participant’s acquisition of Shares under the Plan leads to a “qualified participation” at any point during the calendar year, the Participant will need to report the acquisition when the Participant files the Participant’s tax return for the relevant year. A qualified participation is attained if (i) the value of the Shares acquired exceeds EUR 150,000 or (ii) in the unlikely event the Participant holds Shares exceeding 1% of the total Stock.
IRELAND
Notifications
Director Notification Obligation. Directors, shadow directors or secretaries of an Irish Subsidiary Corporation must notify the Irish Subsidiary Corporation in writing within five business days of receiving or disposing of an interest in the Company (e.g., RSUs granted under the Plan, Shares, etc.), or within five business days of becoming aware of the event giving rise to the notification requirement or within five business days of becoming a director or secretary if such an interest exists at the time, but only to the extent such individuals own 1% or more of the total Stock. If applicable, this notification requirement also applies with respect to the interests of the spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary).
JAPAN
Notifications
Foreign Asset / Account Reporting Information. The Participant will be required to report details of any assets held outside Japan as of December 31st to the extent such assets have a total net fair market value exceeding ¥50,000,000. Such report will be due by March 15th each year. The Participant should consult with his or her personal tax advisor as to whether the reporting obligation applies to him or her and whether the requirement extends to any outstanding RSUs, Shares and/or cash acquired under the Plan.
LITHUANIA
Terms and Conditions
Language Consent. By accepting the RSUs, the Participant unambiguously and irrevocably confirms having read and understood the documents relating to the RSU right (the Plan and the RSU Agreement), which were prepared and provided in English language. The Participant confirms and declares fully and wholly accepting the terms of those documents accordingly.
Priimdamas RSUs, Dalyvis nedviprasmiškai ir neatšaukiamai patvirtina, jog, perskaitė ir suprato dokumentus susijusius su RSU teise (Planą ir Sutartį), kurie yra parengti ir pateikti anglų kalba. Atitinkamai, Dalyvis patvirtina ir pareiškia, jog pilvai ir visiškai sutinka su šiuose dokumentuose išdėstytomis sąlygomis.
Notifications
Foreign Asset / Account Reporting Information. Lithuanian residents holding Shares acquired under the Plan outside Lithuania (in the securities accounts open with the non-Lithuanian brokers, credit institutions or similar) have to declare their foreign accounts where such securities are held to State Tax Inspectorate of the Republic of Lithuania (“STI”).
Tax Reporting Requirements. The Participant must file an annual tax return providing details of income received from abroad (including income in kind – the Shares once they are obtained under the title of ownership) to the STI.
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NETHERLANDS
There are no country-specific terms.
SINGAPORE
Terms and Conditions
Restriction on Sale of Shares. The RSUs are subject to section 257 of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and the Participant will not be able to make any subsequent offer to sell or sale of the Shares in Singapore, unless such offer or sale is made (1) after six (6) months from the Date of Grant or (2) pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the SFA.
Notifications
Securities Law Notice. The offer of the Plan, the grant of the RSUs, and the value of the underlying Shares on exercise are being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore.
Chief Executive Officer and Director Notification. The Participant understands and acknowledges that if the Participant is the Chief Executive Officer (“CEO”), director, associate director or shadow director of a Singapore Participating Company, the Participant is subject to certain notification requirements under the Singapore Companies Act, regardless of whether the Participant is a Singapore resident or employed in Singapore. Among these requirements is an obligation to notify the Singapore Participating Company in writing when the Participant receives an interest (e.g., RSUs or Shares) in the Participating Company. In addition, the Participant must notify the Singapore Participating Company when the Participant sells Shares (including when the Participant sells Shares acquired under the Plan). These notifications must be made within two days of acquiring or disposing of any interest in the Participating Company. In addition, a notification must be made of the Participant’s interests in the Participating Company within two days of becoming the CEO, director, associate director or shadow director.
SOUTH KOREA
Notifications
Foreign Asset / Account Tax Reporting Information. Korean residents must declare all foreign financial accounts (e.g., non-Korean bank accounts, brokerage accounts) to the Korean tax authority and file a report with respect to such accounts if the value of such accounts exceeds KRW 500 million (or an equivalent amount in foreign currency). The Participant should consult with his or her personal tax advisor to ensure compliance with the applicable requirements.
SPAIN
Terms and Conditions
Nature of Grant. The following provision supplements Section 5 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:
In accepting the RSUs, the Participant acknowledges that the Participant consents to participation in the Plan and has received a copy of the Plan.
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The Participant understands that the Company has unilaterally, gratuitously, and in its sole discretion decided to grant RSUs under the Plan to Employees, Consultants, and Directors throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind any Participating Company on an ongoing basis. Consequently, the Participant understands that the RSUs are granted on the assumption and condition that the RSUs and any Shares acquired under the Plan are not part of any employment contract (either with the Company or any other Participating Company) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. In addition, the Participant understands that this grant would not be made but for the assumptions and conditions referred to above; thus, the Participant acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of or right to the RSUs shall be null and void.
The Participant understands and agrees that, as a condition of the grant of the RSUs, the termination of the Participant’s Service for any reason (including the reasons listed below) will automatically result in the loss of the Participant’s right to vest in the RSUs. In particular, the Participant understands and agrees that any RSUs which have not vested as of the date the Participant is no longer actively providing Service will be forfeited without entitlement to the underlying Shares or to any amount of indemnification in the event of a termination of the Participant’s Service by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjudged or recognized to be without good cause (i.e., subject to a “despido improcedente”), individual or collective dismissal on objective grounds, whether adjudged or recognized to be with or without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the employer and under Article 10.3 of the Royal Decree 1382/1985. The Participant acknowledges that he or she has read and specifically accepts the conditions referred to in the Restricted Stock Unit Agreement as well as Section 5 of the Terms and Conditions Applicable to All Non-U.S. Participants (as supplemented by this provision).
Notifications
Securities Law Information. No “offer of securities to the public,” within the meaning of Spanish law, has taken place or will take place in the Spanish territory in connection with the RSUs. The Plan, the RSU Agreement and any other documents evidencing the grant of the RSUs have not been, nor will they be, registered with the Comisión Nacional del Mercado de Valores (the Spanish securities regulator), and none of those documents constitutes a public offering prospectus.
Exchange Control Information. The acquisition, ownership and disposition of stock in a foreign company (including Shares) must be declared for statistical purposes to the Spanish Dirección General de Comercio e Inversiones (the “DGCI”), the Bureau for Commerce and Investments, which is a department of the Ministry of Economy and Competitiveness. Generally, the declaration must be made in January for Shares acquired or disposed of during the prior year and/or for Shares owned as of December 31 of the prior year; however, if the value of Shares acquired or sold exceeds €1,502,530 (or the Participant holds 10% or more of the share capital of the Company or such other amount that would entitle the Participant to join the Board), the declaration must be filed within one month of the acquisition or disposition, as applicable.
In addition, the Participant may be required to declare electronically to the Bank of Spain any foreign accounts (including brokerage accounts held abroad), any foreign instruments (including any Shares acquired under the Plan) and any transactions with non-Spanish residents (including any payments of Shares made to the Participant by the Company) depending on the value of such accounts and instruments and the amount of the transactions during the relevant year as of December 31 of the relevant year.
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Foreign Asset/Account Reporting Information. The Participant is required to report rights or assets deposited or held outside of Spain (including Shares acquired under the Plan or cash proceeds from the sale of such Shares) as of December 31 of each year, if the value of such rights or assets exceeds €50,000 per type of right or asset. After such rights and/or assets are initially reported, the reporting obligation will apply for subsequent years only if the value of any previously-reported rights or assets increases by more than €20,000 or if the ownership of the assets is transferred or relinquished during the year.
The exchange control and foreign asset / account reporting requirements in Spain are complex. The Participant should consult his or her personal legal and tax advisors to ensure compliance with the applicable requirements.
SWEDEN
There are no country-specific provisions.
TAIWAN
Terms and Conditions
Securities Law Information. The offer of participation in the Plan is available only for Employees and Consultants. The offer of participation in the Plan is not a public offer of securities by a Taiwanese company.
Data Privacy. The following provision supplements Section 1 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above:
The Participant hereby acknowledges having read and understood Section 1 of the Terms and Conditions Applicable to All Non-U.S. Participants set forth above and, by participating in the Plan, agrees to such terms. In this regard, upon request of the Company or a Participating Company, the Participant agrees to provide any executed data privacy consent form (or any other agreements or consents that may be required by the Company or a Participating Company) that the Company and/or a Participating Company may deem necessary under applicable data privacy laws, either now or in the future. The Participant understands that he or she will not be able to participate in the Plan if he or she fails to execute any such consent or agreement.
Notifications
Exchange Control Information. Taiwanese residents may acquire and remit foreign currency (including proceeds from the sale of Shares) into Taiwan up to a certain amount per year. Participant understands that if he or she is a Taiwanese resident, and the transaction amount is exceeds US $500,000 in a single transaction, Participant may need to submit a foreign exchange transaction form and provide supporting documentation to the satisfaction of the remitting bank.
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UNITED KINGDOM
Terms and Conditions
Tax Responsibility and Satisfaction. The following provision supplements Section 3.2 of the Restricted Stock Unit Agreement:
Income tax and national insurance contributions may arise on vesting of (or any other dealing in) the RSUs, and Participant agrees to meet any such Tax Liability, including employee’s primary Class 1 and employer’s secondary Class 1 national insurance contributions arising on vesting of in the RSUs for which the employer is required to account to HMRC. It is a condition of accepting the RSUs that, if required by the Company or any Participating Company, the Participant enter into such arrangements as the Company or any Participating Company may require for satisfaction of those Tax Liabilities. The Participant acknowledges that he or she may be required, prior to vesting of the RSUs, to enter into a joint election whereby the employer’s liability for national insurance contributions is transferred to the Participant on terms set out in the election and approved by HMRC.
Without limitation to Section 3.2 of the Restricted Stock Unit Agreement, the Participant agrees that the Participant is responsible for all Tax Liability and hereby covenants to pay all such Tax Liabilities, as and when requested by the Company or a Participating Company or by Her Majesty’s Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). The Participant also agrees to indemnify and keep indemnified the Company and its Participating Companies against any Tax Liability they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on the Participant’s behalf.
Notwithstanding the foregoing, if the Participant is a director or executive officer (within the meaning of Section 13(k) of the Exchange Act), the Participant understands that the Participant may not be able to indemnify the Company for the amount of any Tax Liability not collected from or paid by the Participant, in case the indemnification could be considered to be a loan. In this case, the Tax Liability not collected or paid within 90 days of the end of the U.K. tax year in which the taxable event occurs may constitute a benefit to the Participant on which additional income tax and National Insurance contributions (“NICs”) may be payable. The Participant understands that the Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or a Participating Company (as appropriate) the amount of any employee NICs due on this additional benefit, which may also be recovered from the Participant by any of the means referred to in Section 3.2 of the Restricted Stock Unit Agreement.
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Section 431 Election. As a condition of participation in the Plan and the vesting of the RSUs, the Participant agrees, jointly with the Employer, that the Participant shall enter into the joint election within Section 431 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (“ITEPA 2003”) in respect of computing any tax charge on the acquisition of “Restricted Securities” (as defined in Sections 423 and 424 of ITEPA 2003), and that the Participant will not revoke such election at any time. This election will be to treat the Shares acquired pursuant to the vesting of the RSUs as if such Shares were not Restricted Securities (for U.K. tax purposes only). The Participant must enter into such election, a copy of which is attached hereto as Exhibit B, concurrent with the execution of the RSU Agreement or at such later time agreed to by the Company or the Employer but in no event later than 14 days after the date the RSUs vest.

Participant:
Date:

By my additional signature below, I, the Participant, hereby declare that I agree with the data processing practices described in Section 1 of Exhibit A to the Restricted Stock Unit Agreement and consent to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned therein, including recipients located in countries which do not provide an adequate level of protection from an European (or other non-U.S.) data protection law perspective, for the purposes described in Section 1 of Exhibit A to the Restricted Stock Unit Agreement. I understand that I may withdraw my consent at any time with future effect for any or no reason as described in Section 1 of Exhibit A to the Restricted Stock Unit Agreement.

Signature:

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EXHIBIT B
Section 431 Election for U.K. PARTICIPANTs
Joint Election under s431 ITEPA 2003 for full or partial disapplication of Chapter 2 Income Tax (Earnings and Pensions) Act 2003
One Part Election
1.Between

the Employee
Name of employee
whose National Insurance Number is
National Insurance Number
and
the Company (who is the Employee’s employer)	[INSERT]
of Company Registration Number	[INSERT]
2.Purpose of Election
This joint election is made pursuant to section 431(1) or 431(2) Income Tax (Earnings and Pensions) Act 2003 (ITEPA) and applies where employment-related securities, which are restricted securities by reason of section 423 ITEPA, are acquired.
The effect of an election under section 431(1) is that, for the relevant Income Tax and NIC purposes, the employment-related securities and their market value will be treated as if they were not restricted securities and that sections 425 to 430 ITEPA do not apply. An election under section 431(2) will ignore one or more of the restrictions in computing the charge on acquisition. Additional Income Tax will be payable (with PAYE and NIC where the securities are Readily Convertible Assets).

Should the value of the securities fall following the acquisition, it is possible that income tax/NICs that would have arisen because of any future chargeable event (in the absence of an election) would have been less than the income tax/NICs due by reason of this election. Should this be the case, there is no income tax/NICs relief available under Part 7 of ITEPA 2003; nor is it available if the securities acquired are subsequently transferred, forfeited or revert to the original owner.
3.Application
This joint election is made not later than 14 days after the date of acquisition of the securities by the Employee and applies to:

Number of securities	All securities

Description of securities	Shares of common stock of Unity Software Inc.

Name of issues of securities	Unity Software Inc.

To be acquired by the Employee on or after the date of this Election under the terms of the Unity Software Inc. 2019 Stock Plan.
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4.Extent of Application
This election disapplies:
* S.431(1) ITEPA: All restrictions attaching to the securities.
5.Declaration
This election will become irrevocable upon the later of its signing or the acquisition (and each subsequent acquisition) of employment-related securities to which this election applies.
In signing this joint election, we agree to be bound by its terms as stated above.

/ /
Signature (Employee)	Date

/ /
Signature (for and on behalf of the Company)	Date

Position in company
Note: Where the election is in respect of multiple acquisitions, prior to the date of any subsequent acquisition of a security it may be revoked by agreement between the employee and employer in respect of that and any later acquisition.
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